UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21566

Name of Fund: BlackRock Floating Rate Income Trust (BGT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating

Rate Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BTZ	$0.169344	$—	$—	$0.082356	$0.251700	67%	0%	0%	33%	100%

(a)

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BTZ distributes a fixed amount of $0.0839 per share on a monthly basis, BGT distributes a fixed amount of $0.0764 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of December 31, 2019	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year end of BTZ, effective as of December 31, 2019, from October 31 to December 31.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($13.98)(a)	7.20%
Current Monthly Distribution per Common Share(b)	$0.0839
Current Annualized Distribution per Common Share(b)	$1.0068
Leverage as of December 31, 2019(c)	27%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$13.98	$11.18	25.04%	$14.01	$11.13
Net Asset Value	14.97	13.11	14.19	15.09	13.11

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of December 31, 2019 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	21.90%	8.43%	6.87%
Trust at Market Price(a)(b)	33.49	9.36	8.71
Reference Benchmark(c)	14.64	6.24	5.22
Bloomberg Barclays U.S. Credit Index(d)	13.80	5.75	4.39
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	14.32	6.36	6.14
Bloomberg Barclays USD Capital Securities Index(f)	17.14	7.22	5.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance came from a wide range of credit-oriented asset classes including U.S. investment grade corporate bonds, high yield corporate bonds and capital securities. Allocations to European investment grade corporate bonds also provided positive returns, as did exposure to emerging markets debt. Finally, exposure to collateralized loan obligations (“CLOs”) added to the Trust’s return as well.

Detractors from the Trust’s performance were limited over the period, as both interest rate sensitive and credit sensitive assets performed well. Strategies to manage against risk and interest rates detracted modestly.

Describe recent portfolio activity.

The Trust reduced the use of leverage over the period. With this reduction in leverage, the Trust marginally reduced its exposure to various credit sectors. Within investment grade corporate bonds, the Trust reduced exposure to both industrials and financials.

Describe portfolio positioning at period end.

The Trust was positioned moderately “risk on” supported by the Fed’s mid-cycle adjustment on interest rates and progress seen with respect to various geopolitical issues, particularly U.S.-China trade tensions. The Trust maintained core allocations to U.S. high yield corporate bonds, U.S. investment grade corporate bonds and capital securities, along with exposure to CLOs and non-U.S. credit markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		10/31/19
Corporate Bonds	75%		75%
Preferred Securities	17		17
Asset-Backed Securities	5		5
Foreign Agency Obligations	2		2
Municipal Bonds	1		1
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, Trust Preferred, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (b)(c)

	12/31/19	10/31/19
AAA/Aaa	1%	1%
AA/Aa	2	2
A	15	17
BBB/Baa	51	49
BB/Ba	19	20
B/B	9	9
CCC/Caa	2	2
CC/Ca(d)	—	—
N/R	1	—	(d)

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)	Represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of December 31, 2019	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year end of BGT, effective as of December 31, 2019, from October 31 to December 31.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($12.87)(a)	7.12%
Current Monthly Distribution per Common Share(b)	$0.0764
Current Annualized Distribution per Common Share(b)	$0.9168
Leverage as of December 31, 2019(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$12.87	$11.55	11.43%	$12.97	$11.46
Net Asset Value	14.10	13.35	5.62	14.24	13.34

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	12.69%	5.11%	5.70%
Trust at Market Price(a)(b)	18.89	2.83	5.98
S&P/LSTA Leveraged Loan Index(c)	8.64	4.35	4.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Credit markets performed well over the period and the Trust’s core allocation to bank loans performed in line with the broader credit market. By sector, exposure to names within technology, healthcare and consumer cyclical services added the most to absolute performance. From a credit rating perspective, B-rated positions were the largest absolute contributors to return, followed by holdings rated BB and BBB. Importantly, returns for all ratings categories CCC and above were positive over the period. From an asset allocation perspective, core bank loan positions drove most of the Trust’s performance for the 12 months, while liquid loan index positions were additive as well.

By sector, metals & mining was the sole, modest detractor over the annual period as the bank loan market saw strong total returns across the board. The Trust’s very small position in loans in the CC ratings category detracted modestly. From an asset allocation perspective, the strategy’s small equity allocation was slightly detractive over the period.

Describe recent portfolio activity.

Positioning within respect to credit ratings remained relatively consistent over the period, with a focus on loans in the B range while underweighting CCCs. We have tactically managed sector-level exposures, although the Trust’s single-name positioning is arguably more important to portfolio composition. In that light, our top five issuer-level positions comprise approximately 6% of the portfolio. We are active users of liquid products within the loan market and tactically shifted these exposures throughout the annual period.

Describe portfolio positioning at period end.

By credit rating, B-rated loans were the Trust’s largest position at period end. The Trust had very little exposure to the CCC-rated component of the loan market. Within single Bs, the Trust was focused on the higher quality B1/B2 portion, with less exposure to B3s. Also reflecting a focus on relative quality, the Trust had a clear preference for loans with spreads in the 200-300 basis point range over the LIBOR (London Inter-bank Offered Rate) reference rate as opposed to positions offering spreads in the 400 basis point or higher range. The largest sector positions included consumer cyclical services, pharmaceuticals and technology, while retailers, other financials and leisure names were most notably underweight. Additionally, the Trust had a bias toward larger loan tranches and loan/bond capital structures relative to the loan-only segment. From a vintage year perspective, we were more cautious on deals initiated since 2017, given the arguably more aggressive lending standards and weaker protections for loan holders seen in recent years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of December 31, 2019 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		10/31/19
Floating Rate Loan Interests	94%		95%
Investment Companies	5		4
Corporate Bonds	1		1
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Warrants, Short-Term Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (b)(c)

	12/31/19	10/31/19
BBB/Baa	8%	8%
BB/Ba	28	30
B	57	55
CCC/Caa	2	2
N/R	5	5

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Common Stocks, Warrants, Other Interests, Short-Term Securities and Options Purchased.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, BGT may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 7.1%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 4.12%, 10/21/28(a)(b)	USD	500	$490,896
Allegro CLO VI Ltd., Series 2017-2A(a)(b):
Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 01/17/31		360	353,315
Class C, (3 mo. LIBOR US + 1.80%), 3.80%, 01/17/31		2,400	2,270,436
ALM VI Ltd., Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 3.75%, 07/15/26(a)(b)		1,500	1,471,314
ALM VII R Ltd., Series 2013-7R2A(a)(b):
Class A2R2, (3 mo. LIBOR US + 1.65%), 3.64%, 10/15/27		750	747,673
Class BR2, (3 mo. LIBOR US + 2.20%), 4.19%, 10/15/27		400	392,824
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(a)(b):
Class BR2, (3 mo. LIBOR US + 1.90%), 3.90%, 07/15/27		1,000	995,482
Class CR2, (3 mo. LIBOR US + 2.70%), 4.70%, 07/15/27		1,000	968,352
AMMC CLO Ltd., Series 2018-22A, Class D, (3 mo. LIBOR US + 2.70%), 4.64%, 04/25/31(a)(b)		1,000	960,344
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 4.14%, 10/13/30		1,000	979,239
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 3.79%, 01/28/31		1,000	953,451
Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 4.54%, 01/28/31		1,000	955,390
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.70%), 3.70%, 10/15/27		1,750	1,745,136
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 4.67%, 04/20/31(a)(b)		1,000	948,741
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 3.95%, 07/16/31(a)(b)		1,000	962,394
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 4.95%, 07/22/30(a)(b)		1,000	976,821
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 4.70%, 04/15/30		1,500	1,436,669
Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 3.77%, 07/20/30		500	475,098
Ares XXXVII CLO Ltd., Series 2015-4A(a)(b):
Class A3R, (3 mo. LIBOR US + 1.50%), 3.50%, 10/15/30		1,000	987,172
Class BR, (3 mo. LIBOR US + 1.80%), 3.80%, 10/15/30		1,750	1,692,819
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, (3 mo. LIBOR US + 3.00%), 5.00%, 07/15/30(a)(b)		1,000	978,223
Atlas Senior Loan Fund VII Ltd., Series 2016-7A(a)(b):
Class A1R, (3 mo. LIBOR US + 1.28%), 3.20%, 11/27/31		2,000	1,996,451
Class B1R, (3 mo. LIBOR US + 1.80%), 3.72%, 11/27/31		550	542,968
Atlas Senior Loan Fund X Ltd., Series 2018-10A(a)(b):
Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 01/15/31		500	488,653
Class C, (3 mo. LIBOR US + 1.85%), 3.85%, 01/15/31		1,000	951,864
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 3.12%, 10/24/31(a)(b)		400	397,411
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 4.13%, 01/23/31(a)(b)		250	244,545

Security	Par (000)		Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO XII Ltd., Series 2017-12A(a)(b):
Class B, (3 mo. LIBOR US + 2.00%), 4.00%, 10/15/30	USD	1,000	$960,614
Class C, (3 mo. LIBOR US + 3.05%), 5.05%, 10/15/30		2,000	1,831,379
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.26%, 11/23/25(a)(b)(e)		1,000	1,000,000
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-5A, Class A1RR, (3 mo. LIBOR US + 1.14%), 3.14%, 07/15/31		2,300	2,294,843
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 5.97%, 10/20/29		1,000	955,877
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (3 mo. LIBOR US + 2.10%), 4.07%, 10/20/27		250	239,728
Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 5.67%, 07/20/31		500	495,904
Cedar Funding VI CLO Ltd., Series 2016-6A, Class BR, (3 mo. LIBOR US + 1.60%), 3.57%, 10/20/28(a)(b)		250	246,977
Cent CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 3.79%, 04/30/31(a)(b)		1,000	970,176
CIFC Funding Ltd.(a)(b):
(3 mo. LIBOR US + 2.65%), 4.65%, 04/18/31		1,200	1,148,272
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 3.95%, 10/18/30		1,000	948,714
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 5.05%, 10/18/30		1,000	980,831
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.65%), 3.65%, 10/17/30		600	597,630
Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/30		400	391,476
Series 2014-4RA, Class C, (3 mo. LIBOR US + 3.20%), 5.20%, 10/17/30		400	395,188
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 3.75%, 04/18/31		1,000	942,573
Elevation CLO Ltd., Series 2017-7A, Class C, (3 mo. LIBOR US + 1.90%), 3.90%, 07/15/30(a)(b)		1,500	1,440,990
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 4.57%, 04/20/31(a)(b)		1,000	958,567
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 4.50%, 04/15/31(a)(b)		1,000	942,206
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 3.85%, 07/18/31		1,250	1,212,652
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 3.44%, 01/28/30		650	639,561
Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 3.64%, 02/05/31		1,500	1,415,930
Series 7A-2015, Class CR, (3 mo. LIBOR US + 1.70%), 3.61%, 03/15/27		2,000	1,949,222
Series 7A-2015, Class DR, (3 mo. LIBOR US + 2.40%), 4.31%, 03/15/27		1,000	972,074
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.57%, 10/20/26(a)(b)		1,000	1,000,008
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 3.70%, 01/17/30(a)(b)		1,000	959,639
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 3.87%, 04/19/30(a)(b)		1,000	971,477
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.14%, 01/27/26(a)(b)		2,000	1,995,197

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XXVII Ltd., Series 2018-27A(a)(b):
Class B, (3 mo. LIBOR US + 1.80%), 3.77%, 04/20/30	USD	1,000	$956,527
Class C, (3 mo. LIBOR US + 2.60%), 4.57%, 04/20/30		1,000	944,389
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, (3 mo. LIBOR US + 2.50%), 4.50%, 04/15/29(a)(b)		1,000	941,982
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 12/18/30(a)(b)		1,000	976,390
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.97%, 10/20/30(a)(b)		1,000	948,621
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, (3 mo. LIBOR US + 2.05%), 4.05%, 10/15/29(a)(b)		1,000	978,555
Neuberger Berman CLO XXI Ltd., Series 2016-21A(a)(b):
Class CR, (3 mo. LIBOR US + 1.60%), 3.57%, 04/20/27		1,000	959,280
Class DR, (3 mo. LIBOR US + 2.40%), 4.37%, 04/20/27		1,000	973,426
Neuberger Berman CLO XXII Ltd., Series 2016-22A(a)(b):
Class BR, (3 mo. LIBOR US + 1.65%), 3.65%, 10/17/30		400	396,620
Class CR, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/30		1,000	972,815
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 3.17%, 10/18/30		2,000	1,998,785
Series 2017-26A, Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 10/18/30		1,000	981,876
Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 3.75%, 10/18/30		1,500	1,431,033
Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 4.60%, 01/15/30		1,000	937,388
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (3 mo. LIBOR US + 2.20%), 4.17%, 12/12/30(a)(b)		300	289,508
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 4.83%, 07/23/30(a)(b)		600	579,552
OCP CLO Ltd.(a):
Series 2014-6A, Class BR, 4.15%, 10/17/30(c)		500	484,405
Series 2015-10A, Class CR, (3 mo. LIBOR US + 2.60%), 4.54%, 10/26/27(b)		600	599,995
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 4.39%, 10/26/30(b)		1,500	1,476,696
Series 2016-12A, Class BR, 4.20%, 10/18/28(c)		1,000	982,494
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 3.85%, 11/20/30(b)		1,000	962,932
Octagon Investment Partners Ltd.(a)(b):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 4.85%, 07/15/30		500	477,255
Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 3.37%, 01/20/30		1,000	981,298
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 4.72%, 01/20/31		1,000	954,808
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (3 mo. LIBOR US + 1.17%), 3.17%, 07/15/29(a)(b)		1,000	999,308
Octagon Investment Partners XVII Ltd., Series 2013-1A(a)(b):
Class BR2, (3 mo. LIBOR US + 1.40%), 3.34%, 01/25/31		1,000	980,977
Class CR2, (3 mo. LIBOR US + 1.70%), 3.64%, 01/25/31		1,000	938,797

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 1.90%), 3.85%, 01/22/30(a)(b)	USD	900	$854,795
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (3 mo. LIBOR US + 2.20%), 4.15%, 10/22/30(a)(b)		1,000	963,139
OZLM VI Ltd., Series 2014-6A, Class CS, (3 mo. LIBOR US + 3.13%), 5.13%, 04/17/31(a)(b)		500	488,417
OZLM XIX Ltd., Series 2017-19A, Class C, (3 mo. LIBOR US + 3.10%), 5.09%, 11/22/30(a)(b)		1,000	987,694
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 3.87%, 01/20/31(a)(b)		1,800	1,735,104
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, (3 mo. LIBOR US + 1.75%), 3.75%, 10/17/31		650	646,246
Series 2013-2A, Class BRR, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/31		750	725,453
Series 2013-2A, Class CRR, (3 mo. LIBOR US + 3.20%), 5.20%, 10/17/31		250	248,419
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 3.45%, 04/18/31		1,500	1,467,833
Series 2019-1A, Class C, (3 mo. LIBOR US + 3.75%), 5.68%, 11/14/32		1,000	999,947
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.88%), 5.76%, 05/15/32(a)(b)		1,500	1,500,913
Recette CLO Ltd., Series 2015-1A(a)(b):
Class CR, (3 mo. LIBOR US + 1.70%), 3.67%, 10/20/27		1,500	1,498,929
Class DR, (3 mo. LIBOR US + 2.75%), 4.72%, 10/20/27		1,000	1,000,022
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.75%), 4.66%, 12/20/28(a)(b)		500	476,431
Regatta XVI Funding Ltd., Series 2019-2A(a)(b):
Class C, (3 mo. LIBOR US + 2.70%), 4.60%, 01/15/33		1,000	999,912
Class D, (3 mo. LIBOR US + 3.90%), 5.80%, 01/15/33		1,000	1,000,000
Rockford Tower CLO Ltd., Series 2017-3A(a)(b):
Class A, (3 mo. LIBOR US + 1.19%), 3.16%, 10/20/30		2,000	1,997,144
Class D, (3 mo. LIBOR US + 2.65%), 4.62%, 10/20/30		1,000	961,604
RR 5 Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 5.10%, 10/15/31(a)(b)		650	635,281
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 3.12%, 10/26/31(a)(b)		1,400	1,384,050
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 4.60%, 01/15/30(a)(b)		1,500	1,401,435
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 3.15%, 01/16/31(a)(b)		2,500	2,484,115
Voya CLO Ltd., Series 2018-1A, Class C, (3 mo. LIBOR US + 2.60%), 4.57%, 04/19/31(a)(b)		1,000	948,635
York CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 3.07%, 10/22/29		2,000	1,989,530
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 3.80%, 01/22/31		1,500	1,433,090
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 4.55%, 01/22/31		1,800	1,683,129

Total Asset-Backed Securities — 7.1% (Cost — $109,210,829)			110,838,365

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 101.9%

Aerospace & Defense — 2.4%
Arconic, Inc.:
5.40%, 04/15/21	USD	46	$47,423
5.13%, 10/01/24		2,411	2,627,990
Bombardier, Inc.(a):
8.75%, 12/01/21		1,601	1,754,096
5.75%, 03/15/22		280	289,187
6.00%, 10/15/22		5	4,999
6.13%, 01/15/23		52	53,326
7.50%, 12/01/24		166	174,405
7.50%, 03/15/25		771	795,086
7.88%, 04/15/27		2,775	2,854,781
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(a)(d)		1,729	1,810,315
Moog, Inc., 4.25%, 12/15/27(a)		319	324,614
Signature Aviation US Holdings, Inc.(a):
5.38%, 05/01/26		672	707,354
4.00%, 03/01/28		945	932,053
TransDigm UK Holdings PLC, 6.88%, 05/15/26		599	637,935
TransDigm, Inc.(a):
6.25%, 03/15/26		15,004	16,243,480
5.50%, 11/15/27		1,292	1,306,509
Triumph Group, Inc., 6.25%, 09/15/24(a)		859	903,024
United Technologies Corp., 4.63%, 11/16/48		2,805	3,515,166
Wolverine Escrow LLC(a):
8.50%, 11/15/24		534	552,690
9.00%, 11/15/26		970	1,016,075

			36,550,508

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(a)		43	46,713

Airlines — 0.8%
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		692	693,087
5.18%, 08/15/23(e)		2,406	2,466,328
5.18%, 10/15/23(e)		2,332	2,378,276
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 07/02/24		2,391	2,513,337
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 09/15/28(a)		2,228	2,089,603
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23(f)		2,477	2,556,984

			12,697,615

Auto Components — 0.8%
Allison Transmission, Inc.(a):
5.00%, 10/01/24		68	69,615
5.88%, 06/01/29		803	879,285
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		535	556,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75%, 09/15/24(a)		191	196,252
6.38%, 12/15/25		316	331,405
6.25%, 05/15/26		782	832,830
5.25%, 05/15/27(a)		865	884,575
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a):
6.25%, 05/15/26		3,520	3,792,800
8.50%, 05/15/27		4,190	4,451,875
Tesla, Inc., 5.30%, 08/15/25(a)		384	372,480

			12,367,517

Automobiles — 0.7%
Ford Motor Co., 7.45%, 07/16/31(f)		3,660	4,349,753
General Motors Co.:
4.88%, 10/02/23		1,875	2,012,358

Security	Par (000)		Value

Automobiles (continued)
6.25%, 10/02/43	USD	940	$1,056,124
5.95%, 04/01/49		3,455	3,830,255

			11,248,490

Banks — 5.4%
Barclays PLC:
4.84%, 05/09/28		4,000	4,314,337
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(f)(g)		3,220	3,630,906
CIT Group, Inc., 5.00%, 08/01/23		370	398,675
Cooperatieve Rabobank UA, 3.95%, 11/09/22(f)		3,775	3,947,164
Credit Suisse Group AG, 6.50%, 08/08/23(a)(f)		6,000	6,682,500
Fifth Third Bancorp (3 mo. LIBOR US + 3.03%), 5.10%(g)(h)		5,000	5,143,750
HSBC Finance Corp., 6.68%, 01/15/21		5,150	5,362,261
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)		9,840	10,651,268
Lloyds Banking Group PLC, 4.65%, 03/24/26(f)		8,650	9,409,466
RBC USA Holdco Corp., 5.25%, 09/15/20		2,900	2,966,215
Santander Holdings USA, Inc., 4.40%, 07/13/27		830	896,299
Truist Financial Corp., Series L, (3 mo. LIBOR US + 3.10%), 5.05%(g)(h)		5,270	5,375,400
Wells Fargo & Co.(f):
4.13%, 08/15/23		4,000	4,247,359
4.10%, 06/03/26		15,000	16,176,120
5.61%, 01/15/44		4,119	5,428,210

			84,629,930

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		6,170	7,318,376
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		5,000	6,496,582
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28		3,215	3,610,266

			17,425,224

Biotechnology — 1.0%
Amgen, Inc., 4.66%, 06/15/51(f)		6,709	7,904,766
Baxalta, Inc., 5.25%, 06/23/45(f)		6,000	7,749,349

			15,654,115

Building Products — 0.2%
Masonite International Corp.(a):
5.75%, 09/15/26		282	299,625
5.38%, 02/01/28		271	286,244
Standard Industries, Inc.(a):
5.50%, 02/15/23		335	340,444
5.38%, 11/15/24		410	421,275
6.00%, 10/15/25		1,965	2,065,706

			3,413,294

Capital Markets — 1.5%
Goldman Sachs Group, Inc.(f):
5.25%, 07/27/21		1,175	1,233,069
5.75%, 01/24/22		5,500	5,904,334
Morgan Stanley, 5.00%, 11/24/25(f)		15,000	16,896,081

			24,033,484

Chemicals — 1.9%
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		715	740,025
Chemours Co., 6.63%, 05/15/23		481	482,842
Dow Chemical Co., 5.55%, 11/30/48		4,820	6,024,938
DuPont de Nemours, Inc., 5.42%, 11/15/48		7,500	9,254,100
Element Solutions, Inc., 5.88%, 12/01/25(a)		2,418	2,529,833
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		299	313,950
LYB Finance Co. BV, 8.10%, 03/15/27(a)(f)		6,000	7,674,480
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		240	247,800
PQ Corp., 6.75%, 11/15/22(a)		935	966,556

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
WR Grace & Co-Conn, 5.63%, 10/01/24(a)	USD	1,660	$1,834,300

			30,068,824

Commercial Services & Supplies — 3.1%
ADT Security Corp.:
3.50%, 07/15/22		32	32,580
4.13%, 06/15/23		174	179,437
4.88%, 07/15/32(a)		1,140	1,045,950
Aviation Capital Group LLC(a):
7.13%, 10/15/20(f)		31,000	32,170,271
6.75%, 04/06/21		7,850	8,272,584
GFL Environmental, Inc.(a):
5.38%, 03/01/23		55	56,650
5.13%, 12/15/26		1,784	1,875,662
8.50%, 05/01/27		1,234	1,357,400
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		446	463,840
United Rentals North America, Inc.:
4.63%, 10/15/25		646	664,153
3.88%, 11/15/27		381	388,982
4.88%, 01/15/28		877	913,159

			47,420,668

Commercial Services & Supplies — 0.0%
United Rentals North America, Inc., 5.25%, 01/15/30		44	47,357

Communications Equipment — 0.4%
CommScope, Inc.(a):
5.50%, 03/01/24		1,532	1,597,110
6.00%, 03/01/26		654	695,693
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(a)		351	370,744
ViaSat, Inc., 5.63%, 04/15/27(a)		1,250	1,337,500
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		750	773,122
5.75%, 01/15/27(a)		1,635	1,661,569

			6,435,738

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		814	834,350
SRS Distribution, Inc., 8.25%, 07/01/26(a)		429	442,943

			1,277,293

Construction Materials — 0.6%
American Builders & Contractors Supply Co., Inc.(a):
5.88%, 05/15/26		101	107,313
4.00%, 01/15/28		864	876,960
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(a)(d)		1,085	1,128,400
Core & Main LP, 6.13%, 08/15/25(a)		1,215	1,266,637
HD Supply, Inc., 5.38%, 10/15/26(a)		4,350	4,611,000
Williams Scotsman International, Inc., 6.88%, 08/15/23(a)		951	1,000,927

			8,991,237

Consumer Discretionary — 0.3%
Dun & Bradstreet Corp., 6.88%, 08/15/26(a)		1,759	1,941,496
NCL Corp. Ltd., 3.63%, 12/15/24(a)		1,174	1,190,143
Viking Cruises Ltd., 5.88%, 09/15/27(a)		1,860	1,987,875

			5,119,514

Consumer Finance — 1.5%
Ally Financial, Inc., 8.00%, 11/01/31		3,727	5,173,449
Capital One Bank USA NA, 3.38%, 02/15/23		2,000	2,066,396
Discover Financial Services, 3.85%, 11/21/22		3,252	3,399,870
Global Payments, Inc., 3.80%, 04/01/21		1,630	1,662,066
Navient Corp.:
6.63%, 07/26/21		461	487,507
7.25%, 09/25/23		498	562,755

Security	Par (000)		Value

Consumer Finance (continued)
6.13%, 03/25/24	USD	59	$64,015
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26		3,324	3,627,315
8.25%, 11/15/26		1,389	1,564,361
Springleaf Finance Corp.:
7.13%, 03/15/26		1,231	1,423,282
6.63%, 01/15/28		506	571,173
5.38%, 11/15/29		380	396,644
Verscend Escrow Corp., 9.75%, 08/15/26(a)		2,484	2,716,875

			23,715,708

Containers & Packaging — 0.8%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)(d)		1,335	1,380,323
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.13%, 08/15/26(f)		605	620,125
5.25%, 08/15/27		225	236,817
Berry Global, Inc., 4.88%, 07/15/26(a)		926	976,652
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		724	759,295
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(f)		947	1,000,269
Greif, Inc., 6.50%, 03/01/27(a)		207	223,560
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)		742	788,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23		317	324,529
7.00%, 07/15/24		652	674,005
Sealed Air Corp., 6.88%, 07/15/33(a)		182	214,760
Trivium Packaging Finance BV(a):
5.50%, 08/15/26		2,495	2,629,106
8.50%, 08/15/27		2,517	2,800,163

			12,627,979

Diversified Consumer Services — 0.3%
APX Group, Inc., 8.75%, 12/01/20		493	493,000
Ascend Learning LLC, 6.88%, 08/01/25(a)		1,611	1,691,550
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
5.25%, 04/15/24		520	550,160
5.75%, 04/15/26		988	1,073,837
Service Corp. International, 5.13%, 06/01/29		468	497,250
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		137	142,138

			4,447,935

Diversified Financial Services — 6.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a):
6.63%, 07/15/26		2,816	3,026,355
9.75%, 07/15/27		228	243,566
Bank of America Corp.(f):
5.00%, 05/13/21		17,100	17,828,612
4.45%, 03/03/26		11,765	12,921,610
BNP Paribas SA(5 year USD Swap + 1.48%), 4.38%, 03/01/33(a)(g)		4,000	4,320,613
Citigroup, Inc., 6.68%, 09/13/43(f)		4,125	6,022,964
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(a)		516	544,380
Ford Motor Credit Co. LLC, 5.88%, 08/02/21(f)		9,420	9,862,043
General Motors Financial Co., Inc.:
4.38%, 09/25/21(f)		2,260	2,341,761
4.25%, 05/15/23		1,681	1,770,525
4.35%, 01/17/27(f)		4,710	4,951,524
Jefferies Financial Group, Inc., 5.50%, 10/18/23		4,000	4,350,209

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
Lloyds Banking Group PLC, 4.45%, 05/08/25(f)	USD	3,665	$4,004,078
Macquarie Group Ltd.(3 mo. LIBOR US + 1.33%), 4.15%, 03/27/24(a)(g)		4,000	4,203,912
Murphy Oil USA, Inc., 4.75%, 09/15/29		383	404,475
Nationstar Mortgage Holdings, Inc., 9.13%, 07/15/26(a)		262	290,165
Resparcs Funding LP I, 8.00%(h)(i)(j)		4,000	1,414,960
Royal Bank of Scotland Group PLC:
6.10%, 06/10/23		2,500	2,752,653
6.00%, 12/19/23		10,080	11,210,975
5.13%, 05/28/24(f)		5,250	5,688,392
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		2,164	2,234,330

			100,388,102

Diversified Telecommunication Services — 6.3%
AT&T, Inc.:
6.30%, 01/15/38(f)		12,000	15,542,835
5.15%, 03/15/42		250	292,122
4.65%, 06/01/44		28	30,607
4.35%, 06/15/45		367	396,218
4.85%, 07/15/45		97	110,789
CenturyLink, Inc.:
5.63%, 04/01/25(f)		1,909	2,028,408
5.13%, 12/15/26(a)		1,799	1,830,716
Series P, 7.60%, 09/15/39		246	257,070
Series S, 6.45%, 06/15/21		1,176	1,230,978
Series U, 7.65%, 03/15/42		771	807,622
Series Y, 7.50%, 04/01/24(f)		945	1,065,487
Frontier Communications Corp.(a):
8.50%, 04/01/26		711	719,888
8.00%, 04/01/27		3,736	3,904,120
Level 3 Financing, Inc.:
5.38%, 08/15/22		1,761	1,767,516
5.13%, 05/01/23		1,183	1,190,394
5.38%, 05/01/25		614	635,490
5.25%, 03/15/26		137	142,480
4.63%, 09/15/27(a)		507	519,067
Telecom Italia Capital SA:
6.38%, 11/15/33		64	71,040
6.00%, 09/30/34		674	722,865
7.20%, 07/18/36		45	53,316
7.72%, 06/04/38		136	167,280
Telecom Italia SpA, 5.30%, 05/30/24(a)		1,662	1,786,650
Telefonica Emisiones SAU, 5.21%, 03/08/47		6,000	7,121,435
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(a)		768	781,440
Verizon Communications, Inc.(f):
5.15%, 09/15/23		8,775	9,757,019
6.40%, 09/15/33		9,475	12,674,504
6.55%, 09/15/43		13,225	19,417,812
5.01%, 04/15/49		10,578	13,562,218

			98,587,386

Electric Utilities — 4.4%
CMS Energy Corp., 5.05%, 03/15/22(f)		9,900	10,448,055
Duke Energy Corp., 3.55%, 09/15/21(f)		3,650	3,729,173
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(g)		7,500	8,475,000
Evergy, Inc., 5.29%, 06/15/22(f)(k)		5,550	5,898,883
Midland Cogeneration Venture LP, 5.25%, 03/15/25(a)(f)		2,940	2,943,221
NextEra Energy Capital Holdings, Inc.(3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77(g)		5,000	5,161,250
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		1,215	1,265,119
4.25%, 09/15/24		290	301,600

Security	Par (000)		Value

Electric Utilities (continued)
4.50%, 09/15/27	USD	310	$323,175
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22(f)		4,150	4,338,951
5.30%, 06/01/42		2,750	3,599,094
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	16,398,096
Puget Energy, Inc.:
6.00%, 09/01/21		275	292,057
5.63%, 07/15/22(f)		5,550	5,954,218

			69,127,892

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24		2,653	2,944,830
4.25%, 04/01/28		126	132,143

			3,076,973

Energy Equipment & Services — 0.8%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)		231	244,283
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(a)		554	563,534
Halliburton Co., 5.00%, 11/15/45(f)		6,615	7,561,811
Transocean, Inc., 9.00%, 07/15/23(a)		2,039	2,153,694
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		707	742,350
6.88%, 09/01/27		815	848,904

			12,114,576

Environmental, Maintenance, & Security Service — 0.1%
GFL Environmental, Inc., 7.00%, 06/01/26(a)		1,216	1,284,582
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		303	315,878

			1,600,460

Equity Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.:
5.90%, 11/01/21(f)		3,770	4,026,157
3.60%, 01/15/28		4,000	4,202,793
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)		383	404,065
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		183	184,338
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		1,133	1,154,244
Host Hotels & Resorts LP, 3.75%, 10/15/23(f)		3,600	3,766,582
Iron Mountain, Inc.(a):
4.88%, 09/15/27		1,016	1,049,020
4.88%, 09/15/29		379	384,988
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		186	202,508
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		4,627	5,060,735
4.50%, 09/01/26		2,408	2,534,420
4.50%, 01/15/28		430	448,275
MPT Operating Partnership LP/MPT Finance Corp.:
5.00%, 10/15/27		1,948	2,064,880
4.63%, 08/01/29		1,047	1,078,410
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		1,570	1,621,025
SBA Communications Corp., 4.88%, 09/01/24		2,995	3,107,312
Starwood Property Trust, Inc., 5.00%, 12/15/21		627	650,512
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(a)		2,247	2,342,497

			34,282,761

Food & Staples Retailing — 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		425	444,830

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
5.75%, 03/15/25	USD	307	$317,745
4.63%, 01/15/27(a)		947	945,864
5.88%, 02/15/28(a)		1,000	1,062,500
General Mills, Inc., 4.20%, 04/17/28		620	691,126
Kraft Heinz Foods Co., 7.13%, 08/01/39(a)		4,415	5,656,576
Walmart, Inc., 5.25%, 09/01/35(f)		5,150	6,675,439

			15,794,080

Food Products — 0.8%
Aramark Services, Inc., 5.00%, 02/01/28(a)		228	240,255
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		569	605,274
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		537	552,272
5.75%, 06/15/25		2,093	2,168,871
6.75%, 02/15/28		699	773,050
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		2,222	2,469,264
5.50%, 01/15/30		1,398	1,501,592
Kraft Heinz Foods Co., 4.38%, 06/01/46		2,475	2,439,780
Performance Food Group, Inc., 5.50%, 10/15/27(a)		640	684,000
Post Holdings, Inc.(a):
5.63%, 01/15/28		428	461,170
5.50%, 12/15/29		240	255,912
Simmons Foods, Inc., 7.75%, 01/15/24(a)		395	425,613

			12,577,053

Health Care Equipment & Supplies — 0.6%
Avantor, Inc.(a):
6.00%, 10/01/24		6,180	6,589,301
9.00%, 10/01/25		1,616	1,805,928
Hologic, Inc.(a):
4.38%, 10/15/25		209	215,793
4.63%, 02/01/28		226	239,560
Medtronic, Inc., 4.63%, 03/15/45(f)		647	814,932

			9,665,514

Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		191	192,433
Aetna, Inc., 3.88%, 08/15/47		3,500	3,560,273
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		402	441,698
Anthem, Inc., 4.55%, 03/01/48		5,000	5,658,921
Centene Corp.:
6.13%, 02/15/24		1,370	1,421,375
5.38%, 06/01/26(a)		437	463,766
4.25%, 12/15/27(a)		1,871	1,924,791
4.63%, 12/15/29(a)		4,138	4,350,486
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		1,392	1,475,520
8.00%, 03/15/26		1,151	1,185,530
Encompass Health Corp., 5.75%, 11/01/24		372	376,185
Envision Healthcare Crop., 8.75%, 10/15/26(a)		613	380,060
HCA, Inc.:
7.50%, 02/15/22		2,214	2,446,470
5.38%, 02/01/25		1,108	1,225,260
5.38%, 09/01/26		665	740,644
5.63%, 09/01/28		1,930	2,199,428
5.88%, 02/01/29		853	986,281
5.25%, 06/15/49		3,500	3,912,751
MEDNAX, Inc., 5.25%, 12/01/23(a)		323	330,268
Molina Healthcare, Inc., 5.38%, 11/15/22		395	419,877
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		1,575	1,523,812
NVA Holdings, Inc., 6.88%, 04/01/26(a)		439	474,669
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(d)		1,054	981,277

Security	Par (000)		Value

Health Care Providers & Services (continued)
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)	USD	1,977	$2,090,677
Surgery Center Holdings, Inc., 10.00%, 04/15/27(a)		444	487,290
Tenet Healthcare Corp.:
8.13%, 04/01/22		2,108	2,331,975
4.63%, 07/15/24		1,145	1,172,194
4.63%, 09/01/24(a)		882	919,573
4.88%, 01/01/26(a)		3,422	3,584,203
6.25%, 02/01/27(a)		945	1,017,056
5.13%, 11/01/27(a)		2,237	2,362,831
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	14,824,409
WellCare Health Plans, Inc.:
5.25%, 04/01/25		776	807,040
5.38%, 08/15/26(a)		757	806,205

			67,075,228

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		650	667,875
IQVIA, Inc.(a):
5.00%, 10/15/26		554	584,470
5.00%, 05/15/27		1,192	1,260,963

			2,513,308

Hotels, Restaurants & Leisure — 2.0%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		943	966,575
5.00%, 10/15/25		2,019	2,084,617
3.88%, 01/15/28		877	879,193
4.38%, 01/15/28		703	704,758
Boyd Gaming Corp., 6.00%, 08/15/26		330	353,925
Cedar Fair LP, 5.25%, 07/15/29(a)		710	765,025
Churchill Downs, Inc.(a):
5.50%, 04/01/27		2,042	2,164,520
4.75%, 01/15/28		520	536,900
Eldorado Resorts, Inc., 6.00%, 09/15/26		277	305,046
Golden Nugget, Inc., 6.75%, 10/15/24(a)		1,562	1,616,670
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		1,492	1,570,330
4.88%, 01/15/30		1,979	2,096,562
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		123	130,688
IRB Holding Corp., 6.75%, 02/15/26(a)		156	163,410
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		600	621,750
5.25%, 06/01/26		650	685,750
4.75%, 06/01/27		817	859,893
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24(a)		253	264,390
MGM Resorts International:
7.75%, 03/15/22		1,059	1,184,756
6.00%, 03/15/23		1,335	1,465,162
5.75%, 06/15/25		200	224,000
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		594	608,553
5.25%, 11/15/23		434	445,393
Scientific Games International, Inc.(a):
5.00%, 10/15/25		1,300	1,360,125
8.25%, 03/15/26		2,871	3,165,277
7.00%, 05/15/28		649	696,053
7.25%, 11/15/29		640	694,400
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		289	299,476
Station Casinos LLC, 5.00%, 10/01/25(a)		662	673,585

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	883	$934,876
5.75%, 04/01/27		308	334,180
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		453	477,915
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)		541	574,813
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		934	1,001,715
Yum! Brands, Inc., 4.75%, 01/15/30(a)		918	961,605

			31,871,886

Household Durables — 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(a)		1,314	1,333,710
Lennar Corp.:
2.95%, 11/29/20		520	521,300
8.38%, 01/15/21		3,015	3,188,363
4.75%, 11/15/22		1,805	1,895,250
4.88%, 12/15/23		466	498,620
5.25%, 06/01/26		890	974,550
Newell Brands, Inc.:
4.00%, 12/01/24		3,000	3,079,207
4.20%, 04/01/26		955	995,831

			12,486,831

Household Products — 0.1%
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		222	236,430
7.75%, 01/15/27(f)		595	664,942
Spectrum Brands, Inc.:
6.13%, 12/15/24		231	238,507
5.75%, 07/15/25		1,002	1,045,858

			2,185,737

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Corp.:
5.75%, 01/15/25		674	691,692
5.25%, 06/01/26(a)		1,371	1,427,554
4.50%, 02/15/28(a)		1,386	1,398,294
5.13%, 03/15/28(a)		3,087	3,150,901
Clearway Energy Operating LLC:
5.38%, 08/15/24		457	470,710
5.75%, 10/15/25		545	573,612
4.75%, 03/15/28(a)		719	728,886
NRG Energy, Inc.:
6.63%, 01/15/27		2,954	3,205,090
5.75%, 01/15/28		52	56,420
5.25%, 06/15/29(a)		1,760	1,903,000
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		470	483,851
5.00%, 01/31/28		470	496,936
4.75%, 01/15/30		768	781,440

			15,368,386

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		862	913,720
Vertiv Group Corp., 9.25%, 10/15/24(a)		1,040	1,118,000

			2,031,720

Insurance — 3.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(a)		2,271	2,432,128
American International Group, Inc., 6.40%, 12/15/20(f)		8,710	9,069,832
Aon Corp., 5.00%, 09/30/20(f)		7,700	7,865,245
Aon PLC, 4.25%, 12/12/42		6,500	6,988,275
Global Atlantic Fin Co., 8.63%, 04/15/21(a)		3,400	3,634,013

Security	Par (000)		Value

Insurance (continued)
HUB International Ltd., 7.00%, 05/01/26(a)	USD	1,824	$1,928,880
Nationstar Mortgage Holdings, Inc., 8.13%, 07/15/23(a)		552	584,303
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(a)(f)		12,000	16,372,825
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38%(g)(h)		5,000	5,254,800

			54,130,301

Interactive Media & Services — 0.7%
Booking Holdings, Inc., 3.55%, 03/15/28		3,375	3,596,540
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)		695	731,487
Netflix, Inc.:
5.88%, 11/15/28		1,682	1,864,598
5.38%, 11/15/29(a)		1,934	2,059,671
4.88%, 06/15/30(a)		1,185	1,203,516
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(f)		402	392,955
Twitter, Inc., 3.88%, 12/15/27(a)		299	298,845
Uber Technologies, Inc.(a):
7.50%, 11/01/23(f)		588	614,460
8.00%, 11/01/26		430	448,275
7.50%, 09/15/27		381	390,883

			11,601,230

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 4.20%, 12/06/47		1,470	1,649,156

IT Services — 0.5%
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		2,328	2,357,100
Camelot Finance SA, 4.50%, 11/01/26(a)		1,575	1,618,312
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	614,970
Gartner, Inc., 5.13%, 04/01/25(a)		399	415,459
Outfront Media Capital LLC/Outfront Media Capital Corp.(a):
5.00%, 08/15/27		1,160	1,215,100
4.63%, 03/15/30		470	478,225
WEX, Inc., 4.75%, 02/01/23(a)		760	765,700

			7,464,866

Leisure Products — 0.1%
Mattel, Inc.(a):
6.75%, 12/31/25(f)		746	801,801
5.88%, 12/15/27		503	530,036

			1,331,837

Machinery — 0.3%
Colfax Corp.(a):
6.00%, 02/15/24		983	1,044,438
6.38%, 02/15/26		517	563,530
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)		878	906,535
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		1,464	1,449,360

			3,963,863

Media — 8.3%
Altice Financing SA(a):
6.63%, 02/15/23		834	848,595
7.50%, 05/15/26		2,172	2,334,900
Altice France SA(a):
7.38%, 05/01/26		5,039	5,410,072
8.13%, 02/01/27		485	546,231
5.50%, 01/15/28		2,327	2,391,109
Altice Luxembourg SA(a):
7.63%, 02/15/25		447	464,321
10.50%, 05/15/27		1,683	1,918,704

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
AMC Networks, Inc.:
4.75%, 12/15/22	USD	685	$690,994
4.75%, 08/01/25		342	343,282
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
4.00%, 03/01/23		1,216	1,232,720
5.13%, 05/01/27		4,156	4,384,580
5.00%, 02/01/28		162	169,990
5.38%, 06/01/29		2,616	2,799,120
4.75%, 03/01/30		546	555,844
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	602,892
6.48%, 10/23/45		9,584	11,881,536
5.38%, 05/01/47		1,500	1,682,861
6.83%, 10/23/55		3,540	4,636,063
Cinemark USA, Inc., 5.13%, 12/15/22		349	352,839
Clear Channel Worldwide Holdings, Inc.(a):
9.25%, 02/15/24		2,531	2,803,082
5.13%, 08/15/27		3,834	3,992,344
Comcast Corp., 4.95%, 10/15/58		3,795	4,945,723
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(a)		3,389	3,609,285
Cox Communications, Inc.(a):
8.38%, 03/01/39		5,000	7,519,298
4.60%, 08/15/47		625	694,055
CSC Holdings LLC:
5.38%, 07/15/23(a)		2,432	2,492,800
5.25%, 06/01/24		1,061	1,143,227
7.75%, 07/15/25(a)		4,129	4,402,381
6.63%, 10/15/25(a)		1,072	1,140,340
10.88%, 10/15/25(a)		620	692,850
5.50%, 05/15/26(a)		1,041	1,102,148
5.38%, 02/01/28(a)		800	853,000
7.50%, 04/01/28(a)		877	991,010
5.75%, 01/15/30(a)		1,406	1,500,905
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)		1,472	1,489,005
Discovery Communications LLC:
3.95%, 03/20/28(f)		8,515	9,089,948
4.88%, 04/01/43		4,000	4,376,806
DISH DBS Corp.:
5.88%, 07/15/22		2,406	2,550,360
5.88%, 11/15/24		164	167,587
Gray Television, Inc., 7.00%, 05/15/27(a)		415	461,169
Hughes Satellite Systems Corp., 5.25%, 08/01/26		391	429,122
iHeartCommunications, Inc.:
6.38%, 05/01/26		370	401,430
5.25%, 08/15/27(a)		376	393,409
4.75%, 01/15/28(a)		184	188,600
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2	1,718
9.75%, 07/15/25(a)		2,170	2,007,250
Interpublic Group of Cos., Inc.:
3.75%, 02/15/23(f)		6,025	6,297,746
5.40%, 10/01/48		2,215	2,718,613
Lamar Media Corp., 5.75%, 02/01/26		282	298,892
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)		800	848,000
Live Nation Entertainment, Inc., 4.75%, 10/15/27(a)		494	511,290
Meredith Corp., 6.88%, 02/01/26		144	149,717
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/24		126	129,150
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		105	108,806

Security	Par (000)		Value

Media (continued)
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24	USD	182	$191,100
5.00%, 08/01/27		597	629,835
5.50%, 07/01/29		1,282	1,386,150
TEGNA, Inc., 5.50%, 09/15/24(a)		351	363,285
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		1,000	1,067,500
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	4,316,914
Univision Communications, Inc., 5.13%, 05/15/23(a)		750	748,125
ViacomCBS, Inc., 5.85%, 09/01/43		1,300	1,628,787
Videotron Ltd., 5.13%, 04/15/27(a)		1,099	1,175,930
Virgin Media Secured Finance PLC(a):
5.50%, 08/15/26		487	511,350
5.50%, 05/15/29		904	957,110
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)		955	1,007,525
Ziggo BV(a):
5.50%, 01/15/27		972	1,032,750
4.88%, 01/15/30		421	434,603

			129,198,683

Metals & Mining — 2.2%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22		5,000	5,256,250
Commercial Metals Co., 4.88%, 05/15/23(f)		2,194	2,281,760
Constellium SE:
4.63%, 05/15/21	EUR	327	367,279
6.63%, 03/01/25(a)(f)	USD	609	631,898
5.88%, 02/15/26(a)		1,701	1,798,807
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		500	512,500
3.55%, 03/01/22		221	223,763
3.88%, 03/15/23		6,265	6,379,211
5.00%, 09/01/27		466	489,300
5.25%, 09/01/29		499	534,579
5.40%, 11/14/34		2,250	2,356,875
5.45%, 03/15/43		3,106	3,214,710
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		817	832,319
Kaiser Aluminum Corp., 4.63%, 03/01/28(a)		332	340,632
Novelis Corp.(a):
6.25%, 08/15/24		2,381	2,497,074
5.88%, 09/30/26		1,876	1,996,261
Southern Copper Corp., 5.88%, 04/23/45		3,870	4,827,825

			34,541,043

Oil, Gas & Consumable Fuels — 14.9%
Aker BP ASA(a):
4.75%, 06/15/24		1,169	1,212,837
5.88%, 03/31/25		570	605,625
Antero Resources Corp., 5.38%, 11/01/21		457	435,150
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)		492	489,358
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		265	245,456
Callon Petroleum Co., Series WI, 6.38%, 07/01/26		182	184,658
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		258	261,831
8.25%, 07/15/25		817	835,382
Cheniere Energy Partners LP:
5.63%, 10/01/26		596	630,270
4.50%, 10/01/29(a)		1,497	1,538,317
Chesapeake Energy Corp.:
6.63%, 08/15/20		1,182	1,170,180
4.88%, 04/15/22		3,299	2,606,210
5.75%, 03/15/23		205	138,760
11.50%, 01/01/25(a)		1,343	1,269,135

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp., 5.88%, 04/15/22	USD	3,397	$3,399,378
Concho Resources, Inc., 4.88%, 10/01/47		3,815	4,457,151
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		318	270,898
Continental Resources, Inc., 4.90%, 06/01/44		3,500	3,716,147
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		569	489,340
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(a)		1,025	1,039,094
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(f)		2,479	2,528,580
DCP Midstream Operating LP:
5.38%, 07/15/25		120	130,500
5.13%, 05/15/29		48	49,800
6.45%, 11/03/36(a)		247	259,350
6.75%, 09/15/37(a)		1,527	1,603,350
Denbury Resources, Inc.(a):
9.00%, 05/15/21		976	944,280
9.25%, 03/31/22		126	118,755
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,743,433
eG Global Finance PLC(a):
6.75%, 02/07/25		906	919,590
8.50%, 10/30/25		587	622,954
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		2,345	2,635,423
Enbridge, Inc.(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(g)		5,000	5,422,950
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		1,978	2,042,285
5.75%, 01/30/28		547	575,034
Energy Transfer Operating LP:
7.50%, 10/15/20		598	621,459
5.20%, 02/01/22		10,200	10,697,038
4.25%, 03/15/23		553	577,617
5.88%, 01/15/24		3,366	3,726,633
5.50%, 06/01/27		406	456,448
6.13%, 12/15/45		3,579	4,150,659
EnLink Midstream LLC, 5.38%, 06/01/29		188	176,720
EnLink Midstream Partners LP:
4.40%, 04/01/24		613	594,671
4.15%, 06/01/25		48	45,120
4.85%, 07/15/26		64	60,000
5.60%, 04/01/44		399	323,190
5.05%, 04/01/45		43	33,970
Enterprise Products Operating LLC:
4.90%, 05/15/46(f)		5,375	6,304,328
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(g)		4,800	4,857,504
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		718	448,750
5.63%, 02/01/26		1,546	927,600
Hess Corp., 5.80%, 04/01/47		5,000	6,123,692
Hess Midstream Operations LP, 5.63%, 02/15/26(a)		402	418,436
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		834	783,960
Kinder Morgan Energy Partners LP:
6.50%, 04/01/20(f)		5,075	5,128,468
6.85%, 02/15/20(f)		12,000	12,060,548
4.25%, 09/01/24		2,170	2,324,216
5.40%, 09/01/44		3,615	4,165,409
Kinder Morgan, Inc.:
7.80%, 08/01/31		197	271,671
7.75%, 01/15/32		4,586	6,321,758
Marathon Petroleum Corp.:
4.75%, 12/15/23		1,230	1,336,756
5.13%, 12/15/26		937	1,061,471

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co., 5.88%, 09/15/26	USD	1,030	$1,032,575
MEG Energy Corp.(a):
6.38%, 01/30/23		571	572,428
7.00%, 03/31/24		217	218,356
6.50%, 01/15/25		2,332	2,425,513
MPLX LP:
4.13%, 03/01/27		825	866,612
5.20%, 03/01/47		3,500	3,784,239
4.70%, 04/15/48(f)		5,000	5,094,692
5.50%, 02/15/49		2,640	2,999,264
Murphy Oil Corp.:
5.75%, 08/15/25		210	219,650
5.88%, 12/01/27		330	346,500
5.88%, 12/01/42		169	155,480
Nabors Industries, Inc., 4.63%, 09/15/21		779	774,131
Nexen, Inc., 6.40%, 05/15/37		2,000	2,735,000
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		1,117	1,442,251
Noble Energy, Inc., 5.05%, 11/15/44		3,500	3,892,074
Noble Holding International Ltd.:
7.75%, 01/15/24(f)		157	81,562
7.88%, 02/01/26(a)		131	94,975
NuStar Logistics LP, 6.00%, 06/01/26		373	394,448
Pacific Drilling SA, 8.38%, 10/01/23(a)		823	750,987
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		228	237,120
5.25%, 08/15/25		598	614,445
5.63%, 10/15/27		951	1,005,682
Petroleos Mexicanos:
3.50%, 01/30/23(f)		5,000	5,037,500
4.63%, 09/21/23		3,965	4,143,425
4.88%, 01/18/24(f)		2,000	2,106,000
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13%(g)(h)		2,215	2,065,487
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 06/15/44		1,498	1,456,788
4.90%, 02/15/45		2,102	2,094,736
QEP Resources, Inc.:
6.88%, 03/01/21		133	137,655
5.38%, 10/01/22		1,847	1,856,235
5.25%, 05/01/23		188	186,120
5.63%, 03/01/26		434	423,259
Range Resources Corp.:
5.75%, 06/01/21		422	420,945
5.88%, 07/01/22		280	277,900
5.00%, 08/15/22		265	259,700
Rockies Express Pipeline LLC(a):
5.63%, 04/15/20		295	298,126
6.88%, 04/15/40		580	603,200
Rowan Cos., Inc., 4.88%, 06/01/22		1,705	1,244,650
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		405	416,297
5.63%, 04/15/23		10,510	11,439,274
5.75%, 05/15/24		2,575	2,872,922
5.88%, 06/30/26		1,481	1,702,445
SM Energy Co.:
6.13%, 11/15/22		202	204,020
5.00%, 01/15/24		64	60,960
5.63%, 06/01/25		138	130,985
6.75%, 09/15/26		426	417,480
6.63%, 01/15/27		243	238,834
Southwestern Energy Co.:
6.20%, 01/23/25		141	129,325
7.75%, 10/01/27		5	4,631

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
SRC Energy, Inc., 6.25%, 12/01/25	USD	135	$136,013
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		317	338,398
Series WI, 4.88%, 01/15/23		672	687,133
Series WI, 5.88%, 03/15/28		317	336,592
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
5.50%, 09/15/24		284	285,420
5.50%, 01/15/28		632	619,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.75%, 03/15/24		184	190,670
5.13%, 02/01/25		136	141,100
5.88%, 04/15/26		669	710,813
5.38%, 02/01/27		5	5,188
6.50%, 07/15/27(a)		770	843,150
5.00%, 01/15/28		651	664,020
6.88%, 01/15/29(a)		1,750	1,942,500
5.50%, 03/01/30(a)		836	858,990
TransCanada PipeLines Ltd.:
4.88%, 01/15/26(f)		4,485	5,021,625
4.88%, 05/15/48		4,000	4,731,576
TransCanada Trust(3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(g)		2,755	2,872,087
Viper Energy Partners LP, 5.38%, 11/01/27(a)		285	296,400
Western Midstream Operating LP, 5.38%, 06/01/21		5,125	5,288,083
Williams Cos., Inc.:
3.70%, 01/15/23		2,245	2,325,279
4.55%, 06/24/24		527	568,982
8.75%, 03/15/32		2,478	3,564,417
5.10%, 09/15/45(f)		5,075	5,659,213
WPX Energy, Inc.:
6.00%, 01/15/22		72	74,520
8.25%, 08/01/23		811	932,650
5.25%, 09/15/24		22	23,375
5.75%, 06/01/26		501	534,818
5.25%, 10/15/27		200	211,000

			231,419,808

Paper & Forest Products — 1.8%
International Paper Co.(f):
7.50%, 08/15/21		7,209	7,822,461
8.70%, 06/15/38		4,000	5,918,294
7.30%, 11/15/39		10,000	13,854,952

			27,595,707

Pharmaceuticals — 4.9%
Abbott Laboratories, 4.90%, 11/30/46(f)		5,500	7,228,424
AbbVie, Inc., 4.70%, 05/14/45		3,255	3,637,363
Allergan Funding SCS, 4.75%, 03/15/45(f)		5,485	5,973,786
Allergan Sales LLC, 5.00%, 12/15/21(a)(f)		1,631	1,705,912
Allergan, Inc., 2.80%, 03/15/23		3,000	3,023,768
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)		1,552	1,767,418
Bausch Health Cos., Inc.(a):
5.50%, 03/01/23		2,365	2,376,825
5.88%, 05/15/23(l)		84	84,735
7.00%, 03/15/24		569	591,760
6.13%, 04/15/25		593	612,705
5.50%, 11/01/25		2,416	2,524,720
9.00%, 12/15/25		1,531	1,741,053
5.75%, 08/15/27		326	353,710
7.00%, 01/15/28		689	760,518
5.00%, 01/30/28		1,436	1,473,896
7.25%, 05/30/29		1,242	1,418,985

Security	Par (000)		Value

Pharmaceuticals (continued)
5.25%, 01/30/30	USD	1,416	$1,468,392
Bayer US Finance II LLC, 4.88%, 06/25/48(a)(f)		7,500	8,599,191
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)		777	813,907
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		806	866,450
4.25%, 05/01/28		331	337,206
CVS Health Corp.:
4.75%, 12/01/22		289	308,466
5.00%, 12/01/24		183	202,238
5.13%, 07/20/45		3,879	4,601,718
5.05%, 03/25/48(f)		8,205	9,723,141
Eagle Holding Co. II LLC, (7.750% Cash or 8.50% PIK), 7.75%, 05/15/22(a)(d)(f)		784	796,058
Elanco Animal Health, Inc., 4.90%, 08/28/28		421	458,142
MEDNAX, Inc., 6.25%, 01/15/27(a)		1,620	1,660,500
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	9,017,676
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		1,939	1,929,305

			76,057,968

Professional Services — 0.2%
ASGN, Inc., 4.63%, 05/15/28(a)		737	757,548
Dun & Bradstreet Corp., 10.25%, 02/15/27(a)		1,370	1,575,500

			2,333,048

Real Estate — 0.1%
Equinix, Inc., 5.88%, 01/15/26		1,169	1,240,613

Real Estate Management & Development — 0.3%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		460	477,250
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)		4,485	4,531,096

			5,008,346

Road & Rail — 1.2%
Herc Holdings, Inc., 5.50%, 07/15/27(a)		864	909,360
Hertz Corp.(a):
7.63%, 06/01/22		274	284,960
6.00%, 01/15/28		755	755,000
Norfolk Southern Corp., 6.00%, 03/15/05(f)		12,700	16,936,428
United Rentals North America, Inc., 5.88%, 09/15/26		133	142,676

			19,028,424

Semiconductors & Semiconductor Equipment — 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		7,500	7,790,684
Lam Research Corp., 4.88%, 03/15/49		875	1,095,767
NXP BV/NXP Funding LLC, 4.63%, 06/15/22(a)		490	516,474
QUALCOMM, Inc.:
3.25%, 05/20/27(f)		2,500	2,631,376
4.30%, 05/20/47		3,500	4,015,471
Sensata Technologies BV(a):
5.63%, 11/01/24		695	773,187
5.00%, 10/01/25		772	838,585

			17,661,544

Software — 1.4%
CDK Global, Inc.:
5.88%, 06/15/26		378	403,810
4.88%, 06/01/27		1,041	1,099,556
5.25%, 05/15/29(a)		423	453,668
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		1,430	1,546,187
Infor (US), Inc., 6.50%, 05/15/22		8,723	8,853,845
Informatica LLC, 7.13%, 07/15/23(a)		1,599	1,622,985
MSCI, Inc., 4.00%, 11/15/29(a)		193	195,654

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
PTC, Inc., 6.00%, 05/15/24	USD	313	$326,694
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,831	1,942,801
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		480	493,200
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		3,159	3,372,232
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(a)		684	682,290

			20,992,922

Specialty Retail — 0.5%
IAA, Inc., 5.50%, 06/15/27(a)		1,054	1,119,875
L Brands, Inc., 6.88%, 11/01/35		1,119	1,001,505
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,160	1,215,100
PetSmart, Inc.(a):
7.13%, 03/15/23		123	120,540
5.88%, 06/01/25		2,317	2,360,444
Staples, Inc., 7.50%, 04/15/26(a)		1,694	1,757,525

			7,574,989

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(a):
5.88%, 06/15/21		407	413,361
7.13%, 06/15/24		1,800	1,899,000
8.35%, 07/15/46		2,355	3,245,042
NCR Corp.(a):
5.75%, 09/01/27		512	545,280
6.13%, 09/01/29		512	555,581
Western Digital Corp., 4.75%, 02/15/26		1,104	1,150,920

			7,809,184

Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25		699	719,970
William Carter Co., 5.63%, 03/15/27(a)		365	392,375

			1,112,345

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		480	498,600
5.25%, 10/01/25		268	278,050

			776,650

Tobacco — 2.2%
Altria Group, Inc., 10.20%, 02/06/39		13,392	21,573,246
BAT Capital Corp., 4.54%, 08/15/47		8,000	8,045,781
Reynolds American, Inc.:
4.85%, 09/15/23		1,120	1,214,381
5.85%, 08/15/45		2,335	2,679,863

			33,513,271

Trading Companies & Distributors — 0.1%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/25(a)		1,251	1,286,763

Transportation Infrastructure — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 07/11/22(a)(f)		10,500	11,168,743

Utilities — 0.1%
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		70	74,200
5.63%, 02/15/27		812	855,645
5.00%, 07/31/27		436	455,611

			1,385,456

Wireless Telecommunication Services — 1.7%
Crown Castle International Corp.:
4.88%, 04/15/22		2,500	2,648,306
3.65%, 09/01/27(f)		8,000	8,466,530
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(a)		635	617,537

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
SBA Communications Corp., 4.00%, 10/01/22	USD	1,045	$1,064,594
Sprint Capital Corp.:
6.88%, 11/15/28		1,823	1,964,282
8.75%, 03/15/32		758	920,022
Sprint Corp.:
7.88%, 09/15/23		1,233	1,360,406
7.13%, 06/15/24		1,333	1,437,974
7.63%, 02/15/25		36	39,505
7.63%, 03/01/26		1,196	1,318,949
T-Mobile USA, Inc.:
6.50%, 01/15/26		960	1,029,322
4.50%, 02/01/26		645	661,125
4.75%, 02/01/28		1,323	1,386,253
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/26(a)		3,168	3,263,040

			26,177,845

Total Corporate Bonds — 101.9% (Cost — $1,436,409,429)			1,584,991,641

Foreign Agency Obligations — 2.1%

Brazil — 0.4%
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	6,796,195

Colombia — 0.3%
Colombia Government International Bond, 5.63%, 02/26/44		4,000	4,983,750

Indonesia — 0.3%
Indonesia Government International Bond, 5.88%, 01/15/24(a)		4,400	4,980,250

Mexico — 0.8%
Mexico Government International Bond:
4.75%, 03/08/44		5,800	6,407,188
4.60%, 02/10/48		5,000	5,468,750

			11,875,938

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50		3,500	4,204,375

Total Foreign Agency Obligations — 2.1% (Cost — $28,611,997)			32,840,508

Municipal Bonds — 1.2%

Illinois — 0.3%
Chicago O’Hare International Airport, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 01/01/38		5,000	5,023,200

New York — 0.9%
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,808,600

Total Municipal Bonds — 1.2% (Cost — $14,833,900)			17,831,800

Preferred Securities — 23.5%

Capital Trusts — 21.6%

Banks — 6.2%
Barclays PLC, 8.00%(g)(h)		4,500	5,034,375
BNP Paribas SA(a)(g)(h):
7.20%		5,000	5,550,000
7.38%		4,535	5,232,256

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Capital One Financial Corp., Series E, 5.55%(g)(h)	USD	5,000	$5,074,350
CIT Group, Inc., Series A, 5.80%(g)(h)		3,000	3,082,500
Citigroup, Inc., 5.90%(g)(h)		2,210	2,348,125
Credit Suisse Group AG, 7.50%(a)(g)(h)		3,250	3,652,187
HSBC Capital Funding LP, 10.18%(a)(f)(g)(h)		11,835	19,527,750
Lloyds Banking Group PLC, 7.50%(g)(h)		8,285	9,289,556
Macquarie Bank Ltd., 6.13%(a)(g)(h)		1,885	1,950,975
Nordea Bank AB, 6.13%(a)(g)(h)		5,540	5,896,610
U.S. Bancorp, Series J, 5.30%(f)(g)(h)		10,415	11,495,556
Wells Fargo & Co.,(g)(h):
Series K, 5.66%		435	440,438
Series Q, 5.85%		551	15,078,195
Series S, 5.90%		281	305,958
Series U, 5.88%		2,655	2,953,688

			96,912,519

Capital Markets — 2.6%
Charles Schwab Corp., Series E, 4.63%,(g)(h)		6,805	7,026,163
Goldman Sachs Group, Inc., Series L, 5.78%(g)(h)		794	797,970
Morgan Stanley, Series H, 5.61%(g)(h)		8,675	8,751,340
State Street Corp.:
2.89%, 06/01/77(b)		17,845	15,569,762
Series D, 5.90%(g)(h)		220	6,054,793
Series F, 5.25%(g)(h)		1,855	1,902,265

			40,102,293

Commercial Services & Supplies — 0.4%
AerCap Global Aviation Trust, 6.50%, 06/15/45(a)(g)		5,000	5,512,500

Consumer Finance — 0.3%
American Express Co., Series C, 4.90%(g)(h)		4,510	4,526,912

Diversified Financial Services — 6.0%
Bank of America Corp.,(g)(h):
Series AA, 6.10%		8,630	9,612,094
Series U, 5.20%(f)		5,785	6,045,325
BNP Paribas SA, 6.75%(a)(g)(h)		5,000	5,325,000
Credit Agricole SA, 8.13%(a)(g)(h)		5,000	6,062,500
Credit Suisse Group AG(a)(g)(h):
6.25%		7,255	7,891,626
7.50%		1,865	2,040,963
HSBC Holdings PLC(g)(h):
6.00%		1,550	1,650,750
6.50%		2,615	2,876,500
JPMorgan Chase & Co.:
8.75%,		2,000	2,917,591
Series 1, 5.41%(g)(h)		1,785	1,801,065
Series Q, 5.15%(g)(h)		4,000	4,180,000
Series R, 6.00%(f)(g)(h)		14,130	15,172,087
Series S, 6.75%(f)(g)(h)		9,775	11,038,419
Royal Bank of Scotland Group PLC(g)(h):
8.00%		970	1,116,713
8.63%		5,135	5,507,288
Societe Generale SA, 7.38%(a)(g)(h)		1,980	2,098,800
UBS Group AG, 7.00%(a)(g)(h)		7,500	8,193,750

			93,530,471

Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 4.63%, 03/30/67(g)		8,300	7,924,421

Insurance — 2.8%
ACE Capital Trust II, 9.70%, 04/01/30		7,000	10,500,000
Allstate Corp., Series B, 5.75%, 08/15/53(g)		5,000	5,375,350
American International Group, Inc., 8.18%, 05/15/68(g)		3,755	5,069,250
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27		5,000	5,687,055

Security	Par (000)		Value

Insurance (continued)
Farmers Exchange Capital II, 6.15%, 11/01/53(a)(g)	USD	4,890	$5,775,421
MetLife, Inc., 6.40%, 12/15/66		5,000	6,125,000
Principal Financial Group, Inc., 4.70%, 05/15/55(g)		5,000	5,018,750

			43,550,826

Media — 0.1%
ViacomCBS, Inc., 5.88%, 02/28/57(g)		2,111	2,195,440

Oil, Gas & Consumable Fuels — 0.9%
Enbridge, Inc., Series 16-A, 6.00%, 01/15/77(g)		5,880	6,225,744
Energy Transfer Partners LP, Series B, 6.63%(g)(h)		5,000	4,725,000
Enterprise Products Operating LLC, 4.68%, 06/01/67(g)		2,500	2,363,875

			13,314,619

Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55(g)		6,125	6,860,000

Wireless Telecommunication Services — 1.4%
Centaur Funding Corp., 9.08%, 04/21/20(a)		15	15,445,860
Vodafone Group PLC, 7.00%, 04/04/79(g)		4,745	5,574,723

			21,020,583

Total Capital Trusts — 21.6% (Cost — $310,088,481)			335,450,584

	Shares

Preferred Stocks — 1.8%

Banks — 0.9%
Citigroup, Inc., Series K, 6.88%(g)(h)		488,320	13,755,974

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(h)		162,450	4,356,909

Electric Utilities — 0.1%
Entergy Louisiana LLC, 5.25%, 07/01/52		90,000	2,351,700

Equity Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust, Series K, 5.70%(h)		50,000	1,260,500

Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(a)(h)		5,600,000	5,782,000

Total Preferred Stocks — 1.8% (Cost — $25,436,903)			27,507,083

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 7.69%, 02/15/40(g)	USD	66,779	1,739,593

Total Trust Preferred — 0.1% (Cost — $1,447,598)			1,739,593

Total Preferred Securities — 23.5% (Cost — $336,972,982)			364,697,260

Total Long-Term Investments — 135.8% (Cost — $1,926,039,137)			2,111,199,574

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Shares		Value
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(m)(n)	9,646,385	$9,646,385

Total Short-Term Securities — 0.7% (Cost — $9,646,385)		9,646,385

Options Purchased — 0.2% (Cost — $4,158,312)		3,870,187

Total Investments Before Options Written — 136.7% (Cost — $1,939,843,834)		2,124,716,146

Options Written — (0.2)% (Premiums Received — $1,810,000)		(2,406,276)

Total Investments, Net of Options Written — 136.5% (Cost — $1,938,033,834)		2,122,309,870

Liabilities in Excess of Other Assets — (36.5)%		(567,482,263)

Net Assets — 100.0%		$1,554,827,607

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(m)	Annualized 7-day yield as of period end.

(n)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,783,450	4,862,935	9,646,385	$9,646,385	$34,793	$18	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Goldman Sachs & Co. LLC	1.75%	02/12/19	Open	$755,284	$771,187	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	6,289,438	6,358,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	11,649,023	11,777,033	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	5,053,000	5,108,527	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	9,400,219	9,503,517	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	3,090,000	3,123,956	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	4,591,047	4,641,497	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	1,888,010	1,908,757	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	5,465,625	5,525,686	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	2,877,650	2,909,272	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	1,633,039	1,650,099	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	3,252,200	3,286,176	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	07/16/19	Open	17,440,469	17,632,120	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.42	08/26/19	Open	84,388	84,588	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	08/26/19	Open	297,475	296,984	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/26/19	Open	1,117,005	1,122,924	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	08/26/19	Open	700,400	704,022	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	08/26/19	Open	14,700,000	14,811,598	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	08/26/19	Open	17,338,275	17,469,901	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.90	08/26/19	Open	13,617,788	13,721,169	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.90	08/26/19	Open	10,050,475	10,126,775	Capital Trusts	Open/Demand

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.90%	08/26/19	Open	$9,872,750	$9,947,701	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.90	08/26/19	Open	15,356,250	15,472,830	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	08/26/19	Open	11,853,238	11,943,223	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	6,465,000	6,516,361	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	6,641,250	6,694,011	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	4,725,000	4,762,538	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	4,917,250	4,956,315	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	2,950,000	2,973,436	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	5,217,606	5,259,057	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	6,817,500	6,871,661	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	946,250	953,767	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	2,411,955	2,431,116	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	5,220,906	5,262,383	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	08/26/19	Open	7,284,375	7,342,245	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	9,361,125	9,437,475	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	5,645,000	5,690,643	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	4,662,900	4,700,602	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	4,085,475	4,118,508	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	4,770,919	4,809,494	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	4,150,000	4,183,555	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	17,078,625	17,216,715	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	16,005,000	16,134,409	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	11,535,000	11,628,267	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	3,911,306	3,942,931	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	10,618,125	10,703,978	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	7,603,750	7,665,231	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	30,801,780	31,050,830	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	3,572,438	3,601,323	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	8,130,000	8,195,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	8,979,975	9,052,583	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	4,937,500	4,977,422	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	5,957,219	6,005,386	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	4,010,000	4,042,423	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	16,275,000	16,406,592	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	8,731,775	8,802,376	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	5,616,875	5,662,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	10,400,000	10,484,090	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	5,062,500	5,103,433	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	7,440,000	7,500,157	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	14,312,500	14,428,225	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	802,280	808,767	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	7,843,219	7,906,636	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	7,087,500	7,144,806	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	7,350,000	7,409,429	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	3,573,000	3,601,890	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	7,111,125	7,168,622	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	2,478,125	2,498,162	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	8,010,000	8,074,765	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	8,714,875	8,785,340	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	3,751,406	3,781,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	9,128,063	9,201,868	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	5,633,250	5,678,798	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	14,550,000	14,667,645	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/26/19	Open	5,637,500	5,683,082	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	09/13/19	Open	499,800	502,408	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	10/02/19	Open	3,825,344	3,843,785	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	10/11/19	Open	462,825	464,725	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	10/11/19	Open	477,304	479,263	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	10/11/19	Open	594,935	597,377	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.80	10/11/19	Open	1,842,960	1,850,608	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	1,828,263	1,836,734	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	571,340	573,940	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
J.P. Morgan Securities LLC	1.75%	10/16/19	Open	$502,775	$504,783	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	10/25/19	Open	4,674,375	4,693,523	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	10/31/19	Open	1,955,000	1,962,262	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.40	11/01/19	Open	1,179,406	1,183,872	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	12/19/19	Open	1,503,750	1,504,858	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	12/30/19	Open	5,355,000	5,355,607	Corporate Bonds	Open/Demand

				$572,568,347	$577,230,951

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bond	303	03/20/20	$55,042	$(1,788,454)

Short Contracts
10-Year U.S. Treasury Note	918	03/20/20	117,891	996,643
Long U.S. Treasury Bond	114	03/20/20	17,773	360,201

				1,356,844

				$(431,610)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 03/20/30	2.90%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	03/18/20	2.90%	USD	78,000	$4,869
10-Year Interest Rate Swap, 03/22/30	2.20	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	03/20/20	2.20	USD	191,000	493,074
10-Year Interest Rate Swap, 07/19/30	2.35	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	07/17/20	2.35	USD	462,000	2,049,931
30-Year Interest Rate Swap, 08/15/51	2.50	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	08/13/21	2.50	USD	40,000	1,322,313

										$3,870,187

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 07/19/30	3-Month LIBOR, 1.91%	Quarterly	1.95%	Semi-Annual	Barclays Bank PLC	07/17/20	1.95%	USD	154,000	$(2,406,276)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/21	USD	1,920	$(24,857)	$8,326	$(33,183)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(14,953)	5,327	(20,280)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(122,986)	36,041	(159,027)

							$(162,796)	$49,694	$(212,490)

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$49,694	$—	$—	$(212,490)	$—
Options Written	N/A	N/A	—	(596,276)	(2,406,276)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,356,844	$—	$1,356,844
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	3,870,187	—	3,870,187
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	49,694	—	—	—	—	49,694

	$—	$49,694	$—	$—	$5,227,031	$—	$5,276,725

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,788,454	$—	$1,788,454
Options written
Options written at value	—	—	—	—	2,406,276	—	2,406,276
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	212,490	—	—	—	—	212,490

	$—	$212,490	$—	$—	$4,194,730	$—	$4,407,220

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$147,813	$—	$147,813
Options purchased(a)	—	—	(2,043,084)	—	—	—	(2,043,084)
Options written	—	—	1,535,669	—	—	—	1,535,669
Swaps	—	(37,551)	—	—	—	—	(37,551)

	$—	$(37,551)	$(507,415)	$—	$147,813	$—	$(397,153)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(48,034)	$—	$(48,034)
Options purchased(b)	—	—	—	—	1,280,468	—	1,280,468
Options written	—	—	—	—	(1,127,850)	—	(1,127,850)
Swaps	—	27,764	—	—	—	—	27,764

	$—	$27,764	$—	$—	$104,584	$—	$132,348

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$55,041,844
Average notional value of contracts — short	$135,664,594
Options:
Average market value of option contracts purchased	$—	(a)
Average market value of option contracts written	$—	(a)
Average notional value of swaption contracts purchased	$771,000,000
Average notional value of swaption contracts written	$154,000,000
Credit default swaps:
Average notional value — buy protection	$12,575,000

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$139,594		$348,410
Options	3,870,187	(a)	2,406,276
Swaps — OTC(b)	49,695		212,490

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,059,476		$2,967,176

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(139,594)		(348,410)

Total derivative assets and liabilities subject to an MNA	$3,919,882		$2,618,766

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$2,543,005	$(2,406,276)	$—	$—	$136,729
Citibank N.A.	13,195	(13,195)	—	—	—
Goldman Sachs International	5,328	(5,328)	—	—	—
JPMorgan Chase Bank N.A.	1,358,354	(159,027)	—	(990,000)	209,327

	$3,919,882	$(2,583,826)	$—	$(990,000)	$346,056

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank PLC	$2,406,276	$(2,406,276)	$—	$—	$—
Citibank N.A.	33,183	(13,195)	—	—	19,988
Goldman Sachs International	20,280	(5,328)	—	—	14,952
JPMorgan Chase Bank N.A.	159,027	(159,027)	—	—	—

	$2,618,766	$(2,583,826)	$—	$—	$34,940

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable due to the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$109,838,365	$1,000,000	$110,838,365
Corporate Bonds(a)	—	1,580,147,037	4,844,604	1,584,991,641
Foreign Agency Obligations(a)	—	32,840,508	—	32,840,508
Municipal Bonds(a)	—	17,831,800	—	17,831,800
Preferred Securities (a)	44,597,664	320,099,596	—	364,697,260
Options Purchased
Interest rate contracts	—	3,870,187	—	3,870,187
Short-Term Securities	9,646,385	—	—	9,646,385

	$54,244,049	$2,064,627,493	$5,844,604	$2,124,716,146

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,356,844	$—	$—	$1,356,844
Liabilities:
Credit contracts	—	(212,490)	—	(212,490)
Interest rate contracts	(1,788,454)	(2,406,276)	—	(4,194,730)

	$(431,610)	$(2,618,766)	$—	$(3,050,376)

(a)	See above Schedule of Investments for values in each industry, state, country or political subdivision.
(b)

Derivative financial instruments are swaps, futures contracts, and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement Purposes. As of period end, reverse repurchase agreements of $577,230,951 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.2%

Auto Components — 0.0%
Lear Corp.		89	$12,212

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		9,191	55

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		6,155	—

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		72,096	206,195
iHeartMedia, Inc., Class A(a)		3,601	60,857

			267,052

Metals & Mining — 0.0%
Ameriforge Group, Inc.(a)		832	42,848
Preferred Proppants LLC(b)		7,476	16,821

			59,669

Software — 0.0%
Avaya Holdings Corp.(a)		40	540

Utilities — 0.1%
Texgen LLC(a)(b)		5,193	196,036

Total Common Stocks — 0.2% (Cost — $799,518)			535,564

	Par (000)

Corporate Bonds — 1.2%

Aerospace & Defense — 0.3%
Wolverine Escrow LLC, 9.00%, 11/15/26(c)	USD	960	1,005,600

Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		106	111,167

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)(b)(c)(f)		654	—

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/20(b)(f)		400	—

Industrial Conglomerates — 0.2%
Vertiv Group Corp., 10.00%, 05/15/24(c)		544	582,080

Media — 0.0%
CSC Holdings LLC, 10.88%, 10/15/25(c)		65	72,638

Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		375	381,836

Oil, Gas & Consumable Fuels — 0.1%
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		485	413,162

Software — 0.4%
Infor (US), Inc., 6.50%, 05/15/22		720	730,800
Informatica LLC, 7.13%, 07/15/23(c)		405	411,075

			1,141,875

Total Corporate Bonds — 1.2% (Cost — $3,691,807)			3,708,358

Floating Rate Loan Interests(d) — 133.5%

Aerospace & Defense — 3.0%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		1,222	1,229,634

Security	Par (000)		Value

Aerospace & Defense (continued)
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 12/06/25	USD	714	$721,377
Bleriot US Bidco, Inc.:
Term Loan B, (3 mo. LIBOR + 4.75%), 6.69%, 10/31/26		703	708,784
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		2,273	2,287,118
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.25%, 04/09/26(b)		468	466,118
TransDigm, Inc.:
2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		3,850	3,860,879
2018 Term Loan G, (1 mo. LIBOR + 2.50%), 4.30%, 08/22/24(e)		410	411,164

			9,685,074

Air Freight & Logistics — 1.0%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.51%, 01/15/25		1,077	1,083,241
WestJet Airlines Ltd., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26		1,976	1,991,887

			3,075,128

Airlines — 0.8%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.39%, 02/05/24(b)		919	924,799
American Airlines, Inc.:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.74%, 12/14/23		1,131	1,133,815
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 3.80%, 04/28/23		665	666,737

			2,725,351

Auto Components — 2.3%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		4,060	4,067,458
USI, Inc.:
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 4.94%, 05/16/24(e)		2,385	2,383,025
2019 Incremental Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 12/02/26		136	136,737
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 02/05/26		874	879,891

			7,467,111

Banks — 0.7%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 11/01/24(e)		2,189	2,163,022

Building Materials — 1.2%
Allied Universal Holdco LLC:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 6.05%, 07/10/26		352	354,235
2019 Term Loan B, (1 mo. LIBOR + 4.25%), 6.05%, 07/10/26		3,560	3,577,771

			3,932,006

Building Products — 0.9%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		874	872,974
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.20%, 12/19/23		2,121	2,124,491

			2,997,465

Capital Markets — 2.4%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 02/13/25		2,159	2,150,098
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 12/27/22		748	750,995

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 04/12/24(d)		949	$941,070
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.50%, 06/03/26	USD	830	827,067
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 3.80%, 03/27/23		1,540	1,552,194
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 10.94%, 05/28/27(b)		705	588,675
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.94%, 05/29/26		1,169	1,089,392

			7,899,491

Chemicals — 5.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24		2,625	2,629,176
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 3.69%, 06/01/24		2,155	2,157,633
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		1,981	1,971,101
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24		655	657,983
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/03/25		627	611,509
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.44%, 06/28/24(e)		442	438,758
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 11/07/24		772	776,702
Invictus US LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 03/28/25		649	626,543
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		265	245,787
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.44%, 03/01/26		1,785	1,793,705
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24		653	648,236
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.56%, 10/14/24		2,219	2,225,694
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.43%, 02/08/25		1,370	1,376,221
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.56%, 08/07/20		254	252,640

			16,411,688

Commercial Services & Supplies — 5.9%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 11/10/23		1,883	1,888,636
Aramark Services, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 03/11/25		169	169,123
2019 Term Loan B4, 1.00%, 01/27/27(e)		612	614,870
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.30%, 08/04/25		1,166	1,179,409
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 4.80%, 08/04/22		958	963,114
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/23		1,814	1,823,630
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/24		712	715,844
Creative Artists Agency, LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 11/27/26		2,141	2,157,057
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 09/06/24(e)		1,010	986,704

Security	Par (000)		Value

Commercial Services & Supplies (continued)
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.69%, 05/09/25	USD	354	$333,173
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25		655	655,280
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.69%, 11/03/23		292	232,165
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		616	620,259
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/23/26		1,531	1,534,363
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 08/14/26		252	253,734
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25		3,356	3,375,072
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 10/10/24		1,979	1,672,776

			19,175,209

Communications Equipment — 0.5%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/21/24		875	882,691
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.76%, 09/26/25		812	813,772

			1,696,463

Construction & Engineering — 1.4%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 03/13/25		433	433,798
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.29%, 06/21/24		1,823	1,816,157
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		267	265,699
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		1,400	1,387,188
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/08/23		556	553,584

			4,456,426

Construction Materials — 2.6%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 01/15/27		2,029	2,038,370
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.44%, 08/01/24		3,100	3,098,993
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 03/29/25		1,917	1,922,884
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 10/25/23(e)		514	501,481
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 08/13/25		493	494,053
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 06/01/26(b)		449	452,363

			8,508,144

Containers & Packaging — 2.6%
Berry Global, Inc.:
2019 Term Loan Y, (3 mo. LIBOR + 2.00%), 3.89%, 07/01/26		1,612	1,621,751
Term Loan W, (1 mo. LIBOR + 2.00%), 3.72%, 10/01/22		2,946	2,953,723
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24		1,722	1,713,990
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.10%, 12/29/23		1,640	1,624,275

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 07/31/26	USD	519	$518,839

			8,432,578

Distributors — 0.4%
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 08/28/24		1,695	1,377,227

Diversified Consumer Services — 4.1%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24		976	981,332
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27		1,889	1,867,473
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 11/07/23		1,954	1,967,936
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 07/12/25		1,065	1,054,738
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.99%, 05/15/24		708	708,874
Serta Simmons Bedding LLC, 1.00% Floor):
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 5.24%, 11/08/23		583	374,172
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 9.79%, 11/08/24		79	23,212
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 11/14/22		2,918	2,889,796
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 03/19/26		1,387	1,399,434
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/13/23		2,132	2,125,148

			13,392,115

Diversified Financial Services — 2.6%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 08/01/26		1,901	1,883,312
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/04/24		2,607	2,619,517
Allsup’s Convenience Stores, Inc., Term Loan, (3 mo. LIBOR + 6.25%), 8.00%, 11/18/24(b)		668	663,168
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		725	720,432
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 07/03/24(b)		1,176	1,179,952
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 09/06/25		354	316,550
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 07/30/25		681	683,138
Starwood Property Trust, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 07/27/26		376	378,175

			8,444,244

Diversified Telecommunication Services — 2.9%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25		1,150	1,154,182
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		718	720,178
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 11/04/26		700	708,316
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 03/01/27		1,183	1,186,545
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/15/24		1,362	1,360,915
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	923,443

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 3.99%, 08/15/26	USD	845	$848,643
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR — GBP + 3.25%), 3.96%, 01/15/27	GBP	600	794,760
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 01/19/24	USD	175	175,446
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.80%, 01/19/21		1,430	1,431,609

			9,304,037

Electric Utilities — 0.4%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)(b)(f)		1,050	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 12/31/25		1,133	1,139,099

			1,139,099

Electrical Equipment — 1.2%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/25		1,599	1,608,418
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/01/24		2,367	2,366,567

			3,974,985

Energy Equipment & Services — 0.5%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 02/12/25(b)		989	984,838
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(b)		520	499,200

			1,484,038

Equity Real Estate Investment Trusts (REITs) — 2.3%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.96%, 08/09/26(b)		995	999,480
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 01/02/26		717	714,170
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/21/25		1,797	1,802,537
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/11/24		649	652,145
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 12/20/24		3,293	3,306,429

			7,474,761

Food & Staples Retailing — 1.8%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.55%, 11/17/25		273	275,632
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.55%, 08/17/26		7	7,173
BCPE Empire Holdings, Inc.:
2019 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26(e)		16	16,361
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		653	654,449
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 05/23/25(e)		1,288	1,280,994
2018 Term Loan B, (1 mo. LIBOR + 3.69%), 5.49%, 05/23/25		354	349,259
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 06/27/23		1,635	1,639,365

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26	USD	1,581	$1,586,476

			5,809,709

Food Products — 3.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.55%, 11/19/26(d)		2,717	2,719,867
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 10/01/25(e)		613	615,467
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23		2,637	2,636,254
Hostess Brands LLC, 2019 Term Loan, 1.00%, 08/03/25(e)		106	106,079
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/01/26		421	423,620
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/23		4,263	4,272,878

			10,774,165

Health Care Equipment & Supplies — 2.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21		3,249	3,233,431
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 09/24/24		495	402,657
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.31%, 06/30/25(e)		3,186	3,145,784

			6,781,872

Health Care Providers & Services — 4.9%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25		500	503,663
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 06/07/23		1,643	1,652,754
Da Vinci Purchaser Corp., 2019 Term Loan, 1.00%, 12/03/26(e)		600	600,000
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 06/06/25		495	491,629
Diplomat Pharmacy, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.41%, 12/20/24		518	505,704
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25		1,357	1,153,873
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.60%, 05/02/2(b)		648	653,069
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.44%, 03/05/2(b)		375	365,736
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25		1,463	1,469,322
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/06/26		951	946,245
HCA, Inc.:
Term Loan B12, (1 mo. LIBOR + 1.75%), 3.55%, 03/13/25		585	587,387
Term Loan B13, (1 mo. LIBOR + 1.75%), 3.55%, 03/18/26		1,370	1,376,318
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 06/07/23		1,172	1,153,985
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 10/20/22		1,545	1,278,429
NVA Holdings, Inc., Term Loan B3, (PRIME + 1.75%), 6.50%, 02/02/25		1,238	1,236,732
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24		951	767,410
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 05/06/26		532	533,590

Security	Par (000)		Value

Health Care Providers & Services (continued)
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.80%, 02/14/24(b)	USD	722	$723,774

			15,999,620

Health Care Services — 0.9%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/24/26(e)		1,450	1,457,167
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.44%, 08/13/26(e)		1,462	1,462,307

			2,919,474

Health Care Technology — 2.0%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26		3,117	3,129,058
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 03/01/24		2,254	2,259,860
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 10/10/25		650	653,027
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 03/07/24		307	307,899

			6,349,844

Hotels, Restaurants & Leisure — 8.4%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(b)		269	271,246
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 3.72%, 10/19/24		855	858,386
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 09/15/23		736	740,090
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 12/23/24		3,001	3,003,824
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 08/08/21		815	818,658
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 11/30/23		1,903	1,914,766
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.94%, 03/13/25		94	93,068
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		1,143	1,146,218
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.54%, 06/22/26		1,818	1,829,231
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.22%, 02/05/25		2,300	2,311,699
KFC Holding Co., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.49%, 04/03/25		871	873,208
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 10/15/25		366	367,443
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/29/24		693	690,550
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		912	920,402
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/22/24		1,743	1,751,312
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		1,973	1,976,722
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		3,271	3,296,765
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 06/08/23		1,814	1,820,388
Whatabrands LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.94%, 08/02/26		1,623	1,630,755
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 05/30/25		958	962,147

			27,276,878

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.66%, 05/31/22	USD	22	$22,026
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 01/15/25		146	146,871
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26		481	483,185
Term Loan B9, (3 mo. LIBOR + 2.25%), 4.20%, 04/05/26		2,256	2,267,007

			2,919,089

Industrial Conglomerates — 1.7%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23(d)		3,099	3,088,133
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21		980	980,058
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 05/15/26		1,314	1,320,230

			5,388,421

Insurance — 4.6%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 05/09/25		2,213	2,212,062
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 05/09/25		645	645,079
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.46%, 01/25/24		1,981	1,994,973
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 10/22/24		1,763	1,766,912
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 12/02/24		1,113	1,113,981
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 04/25/25		2,105	2,102,492
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.90%, 04/25/25		962	970,831
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26		1,127	1,136,334
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		3,055	3,053,791

			14,996,455

Interactive Media & Services — 1.1%
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 10/19/23		833	819,992
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.90%, 11/03/23		826	800,528
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24		772	750,195
ZPG PLC, 2018 Term Loan B, (LIBOR — GBP + 4.50%), 5.21%, 07/23/25	GBP	1,000	1,305,287

			3,676,002

IT Services — 3.6%
Altran Technologies SA, 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.26%, 03/20/25	USD	408	407,737
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26		1,680	1,689,240
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 06/01/22		1,612	1,619,311
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 11/27/24		560	564,543

Security	Par (000)		Value

IT Services (continued)
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.16%, 08/01/25	USD	605	$371,573
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/01/23		1,353	1,356,034
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 11/16/26		2,606	2,615,219
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 05/15/26		2,835	2,850,479

			11,474,136

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.44%, 06/19/24(b)		629	588,341

Life Sciences Tools & Services — 2.6%
Albany Molecular Research, Inc., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 5.05%, 08/30/24		488	484,156
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 8.80%, 08/30/25		240	239,100
eResearchTechnology, Inc., 2019 Term Loan, 1.00%, 11/20/26(e)		1,336	1,344,350
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 12/11/26(d)(e)		6,226	6,240,025

			8,307,631

Machinery — 1.9%
Clark Equipment Company, 2019 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 05/18/24		366	367,555
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.44%, 01/31/24(b)		83	83,334
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 07/30/24		1,408	1,416,015
Terex Corp., 2019 Term Loan B1, (2 mo. LIBOR + 2.75%), 4.59%, 01/31/24		199	199,492
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25		3,472	3,410,242
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 10/23/25(b)		604	605,710

			6,082,348

Media — 11.6%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.51%, 01/31/26		423	420,010
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.49%, 07/15/25		164	163,530
Altice France SA:
2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26		2,197	2,198,432
USD Term Loan B12, (1 mo. LIBOR + 3.69%), 5.43%, 01/31/26		331	331,240
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.55%, 04/30/25		2,750	2,767,175
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26		4,478	4,498,554
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 12/11/26(e)		3,286	3,299,152
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.99%, 07/17/25		829	829,014
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		1,032	1,035,374
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		1,156	1,153,698

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.95%, 02/07/24	USD	371	$371,695
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 4.20%, 01/02/26		503	506,011
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 5.69%, 05/01/26		1,677	1,689,202
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		245	245,218
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/01/23		1,725	1,512,281
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 6.74%, 10/22/26		799	807,989
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 03/24/25		848	845,009
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.38%, 02/15/24		484	484,850
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 09/13/24		1,378	1,379,094
Midcontinent Communications, 2019 Term Loan B, (PRIME + 2.25%), 3.99%, 08/15/26		456	459,526
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.45%, 09/18/26		960	964,474
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		841	846,130
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 322 — 5.23%, 03/03/25(b)		2,150	2,139,499
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 02/01/24		1,270	1,273,376
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.05%, 01/03/24		615	613,226
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26		909	917,526
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 09/28/23(b)		2,331	2,336,889
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24		707	696,700
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 4.68%, 05/18/25		1,305	1,297,505
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/25		1,476	1,479,687

			37,562,066

Metals & Mining — 0.9%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.41%, 07/31/25		922	808,733
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 03/08/24		2,098	2,103,834

			2,912,567

Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 08/04/24		593	593,629
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 7.71%, 10/25/23		591	486,258

			1,079,887

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc.:
2018 1st Lien Term Loan, (3 mo. LIBOR + 10%), 12.00%, 10/21/21(e)		473	481,573
2018 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/09/25		1,062	618,420

			1,099,993

Security	Par (000)		Value

Oil, Gas & Consumable Fuels — 0.8%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.38%, 1.00% Floor), 12.18%, 12/31/21	USD	1,073	$795,785
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24		496	437,332
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 12/13/25(e)		936	894,025
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		486	483,604

			2,610,746

Personal Products — 0.6%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.19%, 10/01/26		1,749	1,763,787

Pharmaceuticals — 4.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.31%, 05/04/25		937	839,291
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 05/18/26		1,279	1,282,192
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		985	940,483
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27		1,703	1,715,905
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 08/18/22		4,699	4,720,886
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.74%, 06/02/25		4,752	4,775,382

			14,274,139

Professional Services — 1.6%
ASGN, Inc., 2019 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 04/02/25		450	451,154
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 02/09/26		1,273	1,278,420
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26		2,569	2,589,346
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.41%, 08/04/25(b)		781	769,516

			5,088,436

Real Estate Management & Development — 2.4%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 04/18/24		2,870	2,879,457
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 08/21/25		1,919	1,920,001
ESH Hospitality, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/18/26		480	483,540
Forest City Enterprises LP, 2019 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 12/08/25		1,293	1,298,189
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 02/08/25		481	476,074
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 01/23/25		731	733,636

			7,790,897

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 09/29/25		448	448,919
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 06/13/23(e)		688	634,680

			1,083,599

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/29/25	USD	528	$531,125
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26		395	397,919

			929,044

Software — 17.9%
Applied Systems, Inc., 1.00% Floor)(e):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 5.19%, 09/19/24		2,376	2,383,384
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 8.94%, 09/19/25		449	455,977
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 10/02/25		1,811	1,788,730
Cerence, Inc., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.69%, 10/01/24(b)		531	503,122
Cypress Intermediate Holdings III, Inc., 1.00% Floor):
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 4.55%, 04/29/24		1,722	1,723,774
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 8.55%, 04/27/25		496	496,744
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		897	797,702
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.68%, 09/30/23		871	812,627
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 4.00%), 5.94%, 04/17/26		2,067	2,075,873
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 10/01/25(e)		4,037	4,071,740
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22		4,412	4,429,746
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 08/05/22		2,563	2,571,807
Kronos, Inc., 1.00% Floor):
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 4.91%, 11/01/23		3,880	3,897,458
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 10.16%, 11/01/24		1,315	1,339,104
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 09/30/24		2,613	2,622,958
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24		1,957	1,938,209
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.05%, 12/01/25(b)		523	501,092
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/30/25		428	425,566
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 10/12/23		1,930	1,941,287
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.89%, 08/01/25(e)		817	811,417
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/24		2,860	2,876,965
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 03/03/23		2,438	2,440,742
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.19%, 09/30/22		3,632	3,638,602
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		939	945,138
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		1,355	1,363,242
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		965	971,335

Security	Par (000)		Value

Software (continued)
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/01/24	USD	2,934	$2,949,498
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26(d)		2,813	2,822,188
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26		1,770	1,779,793
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 07/02/25		2,656	2,622,594

			57,998,414

Specialty Retail — 3.0%
Belron Finance US LLC:
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 4.15%, 11/13/25		276	277,246
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 4.44%, 11/07/26		675	677,113
Term Loan B, (3 mo. LIBOR + 2.25%), 4.14%, 11/07/24		1,480	1,484,121
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR — GBP + 4.50%), 5.31%, 06/23/25	GBP	1,000	1,310,175
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.06%, 06/28/26(b)	USD	507	511,059
Leslie’s Poolmart, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.34%, 08/16/23		410	382,862
MED ParentCo LP:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26(e)		44	43,483
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		818	816,515
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.70%, 08/18/21(e)		760	745,578
PetSmart, Inc., Term Loan B2, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.74%, 03/11/22(e)		2,623	2,591,511
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.41%, 12/20/24		764	763,253

			9,602,916

Technology Hardware, Storage & Peripherals — 0.5%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.45%, 04/29/23		1,733	1,739,394

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(b)		1,606	1,618,499

Thrifts & Mortgage Finance — 0.7%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.80%, 05/23/25		2,289	2,295,874

Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 01/02/25		651	653,247
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 10/17/23		2,396	2,409,634
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 10/31/25		136	136,831

			3,199,712

Utilities — 0.4%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/28/24		1,178	1,160,216

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services — 1.2%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/22/24	USD	1,210	$1,083,164
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(g)		281	180,024
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/11/25		2,602	2,609,259

			3,872,447

Total Floating Rate Loan Interests — 133.5% (Cost — $432,955,082)			432,242,280

	Shares

Investment Companies — 6.5%
Invesco Senior Loan ETF		920,000	20,994,400

Total Investment Companies — 6.5% (Cost — $20,823,852)			20,994,400

	Beneficial Interests (000)

Other Interests(h) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(b)	USD	500	$5

IT Services — 0.0%
Millennium Corp.(a)(b)		991	—
Millennium Lender Claims(a)(b)		930	—

			—

Total Other Interests — 0.0% (Cost — $—)			5

	Shares	Value

Warrants — 0.1%

Media — 0.1%
iHeartMedia, Inc. (Expires 05/01/39)	27,059	$457,270

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(b)	2,642	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 07/01/20)(b)	292	—

Total Warrants — 0.1% (Cost — $489,778)		457,270

Total Long-Term Investments — 141.5% (Cost — $458,760,037)		457,937,877

Options Purchased — 0.0% (Cost — $35,915)		76,735

Total Investments — 141.5% (Cost — $458,795,952)		458,014,612

Liabilities in Excess of Other Assets — (41.5)%		(134,306,214)

Net Assets — 100.0%		$323,708,398

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 10/31/19	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)(c)	740,873	—	(740,873)	—	$—	$3,276	$4	$—
iShares iBoxx USD High Yield Corporate Bond ETF(c)	—	10,500	(10,500)	—	—	—	1,340	—

					$—	$3,276	$1,344	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Trust.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	854,497	EUR	773,000	Natwest Markets PLC	02/05/20	$(14,355)
USD	3,145,645	GBP	2,435,000	Barclays Bank PLC	02/05/20	(82,800)

						$(97,155)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Energy Select Sector SPDR Fund	165	01/17/20	USD	60.21	USD	991	$15,098
Energy Select Sector SPDR Fund	110	01/17/20	USD	59.21	USD	660	16,885
SPDR S&P Oil & Gas Exploration & Production ETF	165	01/17/20	USD	22.00	USD	391	30,442
SPDR S&P Oil & Gas Exploration & Production ETF	135	01/17/20	USD	23.00	USD	320	14,310

							$76,735

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$76,735	$—	$—	$—	$76,735

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$97,155	$—	$—	$97,155

(a)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(157,949)	$—	$—	$(157,949)
Options purchased(a)	—	—	(44,558)	—	—	—	(44,558)

	$—	$—	$(44,558)	$(157,949)	$—	$—	$(202,507)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$92,774	$—	$—	$92,774
Options purchased(b)	—	—	55,038	—	—	—	55,038

	$—	$—	$55,038	$92,774	$—	$—	$147,812

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,000,143
Average amounts sold — in USD	$—	(a)
Options:
Average value of option contracts purchased	$76,735

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$—		$97,155
Options	76,735	(a)	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$76,735		$97,155

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(76,735)		—

Total derivative assets and liabilities subject to an MNA	$—		$97,155

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Barclays Bank PLC	$82,800	$—	$—	$—	$82,800
Natwest Markets PLC	14,355	—	—	—	14,355

	$97,155	$—	$—	$—	$97,155

(a)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$279,804	$42,903	$212,857	$535,564
Corporate Bonds(a)	—	3,708,358	—	3,708,358
Floating Rate Loan Interests(a)	—	413,812,801	18,429,479	432,242,280
Investment Companies(a)	20,994,400	—	—	20,994,400
Other Interests(a)	—	—	5	5
Warrants(a)	—	457,270	—	457,270
Options Purchased
Equity Contracts	44,752	31,983	—	76,735
Unfunded Floating Rate Loan Interests(b)	—	92,200	—	92,200

	$21,318,956	$418,145,515	$18,642,341	$458,106,812

Derivative Financial Instruments(c)
Liabilities:
Forward foreign currency contracts	$—	$(97,155)	$—	$(97,155)

(a)	See above Schedule of Investments for values in each industry and country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Trust (BGT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $130,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening balance, as of October 31, 2019	$245,313	$553,520	18,994,392	$5	$19,793,230
Transfers into Level 3(a)	—	—	8,383,424	—	8,383,424
Transfers out of Level 3(b)	—	—	(9,830,337)	—	(9,830,337)
Accrued discounts/premiums	—	418	4,847	—	5,265
Net realized gain (loss)	—	(1,914)	(4,769)	—	(6,683)
Net change in unrealized appreciation (depreciation)(c)(d)	(32,456)	(24,343)	218,414	—	161,615
Purchases	—	—	1,306,903	—	1,306,903
Sales	—	(527,681)	(643,395)	—	(1,171,076)

Closing Balance, as of December 31, 2019	$212,857	$—	$18,429,479	$5	$18,642,341

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(d)	$(32,456)	$—	$215,021	$—	$182,565

(a)

As of October 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2019

	BTZ	BGT

ASSETS
Investments at value — unaffiliated(a)	$2,115,069,761	$458,014,612
Investments at value — affiliated(b)	9,646,385	—
Cash	—	2,039,426
Cash pledged for futures contracts	483,000	—
Foreign currency at value(c)	8,902	11,848
Receivables:
Investments sold	515,396	4,777,673
Dividends — affiliated	18,303	1,281
Dividends — unaffiliated	47,361	—
Interest — unaffiliated	26,122,116	944,520
Variation margin on futures contracts	139,594	—
Swap premiums paid	49,694	—
Unrealized appreciation on unfunded floating rate loan interests	—	92,200
Prepaid expenses	11,851	2,358

Total assets	2,152,112,363	465,883,918

LIABILITIES
Cash Received:
Collateral — reverse repurchase agreements	3,650,077	—
Collateral — OTC derivatives	990,000	—
Options written at value(d)	2,406,276	—
Reverse repurchase agreements at value	577,230,951	—
Payables:
Investments purchased	—	8,664,731
Bank borrowings	—	130,000,000
Income dividend distributions	8,714,320	1,753,621
Interest expense	—	269,448
Investment advisory fees	2,187,999	555,853
Trustees’ and Officer’s fees	897,721	265,016
Other accrued expenses	646,512	217,223
Variation margin on futures contracts	348,410	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	97,155
OTC swaps	212,490	—
Other liabilities	—	352,473

Total liabilities	597,284,756	142,175,520

NET ASSETS	$1,554,827,607	$323,708,398

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$1,436,588,495	$342,188,530
Accumulated earnings (loss)	118,239,112	(18,480,132)

NET ASSETS	$1,554,827,607	$323,708,398

Netasset value	$14.97	$14.10

(a) Investments at cost — unaffiliated	$1,930,197,449	$458,795,952
(b) Investments at cost — affiliated	$9,646,385	$—
(c) Foreign currency at cost	$8,779	$11,653
(d) Premiums received	$1,810,000	$—
(e) Par value	$0.001	$0.001
(f) Shares outstanding	103,865,554	22,953,148
(g) Shares authorized	Unlimited	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

	BTZ		BGT
	Period from 11/1/19 to 12/31/19	Year ended October 31, 2019	Period from 11/1/19 to 12/31/19	Year ended October 31, 2019

INVESTMENT INCOME
Dividends — affiliated	$34,793	$376,314	$3,276	$24,699
Dividends — unaffiliated	804,957	5,057,180	201,301	757,275
Interest — unaffiliated	17,301,784	110,005,322	3,459,200	25,295,471
Payment-in-kind interest — unaffiliated	—	—	340,763	—
Other income	—	—	8,440	357,995

Total investment income	18,141,534	115,438,816	4,012,980	26,435,440

EXPENSES
Investment advisory	2,189,321	13,145,020	555,986	3,415,038
Professional	73,620	1,072,228	80,079	162,433
Accounting services	37,806	243,739	10,929	35,272
Trustees and Officer	35,259	206,314	10,188	61,667
Transfer agent	17,661	1,023,944	17,661	37,170
Custodian	7,322	37,620	5,114	17,007
Registration	6,433	39,510	1,509	9,164
Printing	5,495	59,034	5,495	19,015
Miscellaneous	11,703	89,694	2,640	21,297

Total expenses excluding interest expense	2,384,620	15,917,103	689,601	3,778,063
Interest expense	2,023,638	17,340,318	504,702	4,092,128

Total expenses	4,408,258	33,257,421	1,194,303	7,870,191
Less fees waived and/or reimbursed by the Manager	(1,322)	(13,006)	(133)	(896)

Total expenses after fees waived and/or reimbursed	4,406,936	33,244,415	1,194,170	7,869,295

Net investment income	13,734,598	82,194,401	2,818,810	18,566,145

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	18	—	4	—
Futures contracts	147,813	(9,988,823)	—	—
Forward foreign currency exchange contracts	—	—	(157,949)	344,009
Foreign currency transactions	(87)	(1,133)	88	2,826
Investments — affiliated	—	—	1,340	(88,607)
Investments — unaffiliated	(1,336,720)	(14,322,621)	(665,811)	(5,859,368)
Options written	1,535,669	3,912,361	—	—
Swaps	(37,551)	965,184	—	(369,288)

	309,142	(19,435,032)	(822,328)	(5,970,428)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(48,034)	(7,001,598)	—	—
Forward foreign currency exchange contracts	—	—	92,774	(289,694)
Foreign currency translations	173	1,450	57	838
Investments — unaffiliated	16,832,166	152,234,057	6,506,173	(3,339,546)
Options written	(1,127,850)	478,470	—	—
Swaps	27,764	807,869	—	(2,500)
Unfunded floating rate loan interests	—	—	98,111	(5,097)

	15,684,219	146,520,248	6,697,115	(3,635,999)

Net realized and unrealized gain (loss)	15,993,361	127,085,216	5,874,787	(9,606,427)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,727,959	$209,279,617	$8,693,597	$8,959,718

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BTZ			BGT
	Period from 11/01/19 to 12/31/19	Year Ended October 31,		Period from 11/01/19 to 12/31/19	Year Ended October 31,
		2019	2018		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,734,598	$82,194,401	$86,735,652	$2,818,810	$18,566,145	$17,968,020
Net realized gain (loss)	309,142	(19,435,032)	3,195,391	(822,328)	(5,970,428)	(624,311)
Net change in unrealized appreciation (depreciation)	15,684,219	146,520,248	(131,405,935)	6,697,115	(3,635,999)	(4,248,811)

Net increase (decrease) in net assets resulting from operations	29,727,959	209,279,617	(41,474,892)	8,693,597	8,959,718	13,094,898

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(23,997,745)	(82,221,384)	(85,614,025)	(5,265,812)	(18,989,845)	(16,888,787)
From return of capital	(2,145,215)	(3,261,831)	—	—	—	—

Decrease in net assets resulting from distributions to shareholders	(26,142,960)	(85,483,215)	(85,614,025)	(5,265,812)	(18,989,845)	(16,888,787)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(12,507,349)	(30,991,477)	(810,222)	(7,974,829)	—

NET ASSETS
Total increase (decrease) in net assets	3,584,999	111,289,053	(158,080,394)	2,617,563	(18,004,956)	(3,793,889)
Beginning of period	1,551,242,608	1,439,953,555	1,598,033,949	321,090,835	339,095,791	342,889,680

End of period	$1,554,827,607	$1,551,242,608	$1,439,953,555	$323,708,398	$321,090,835	$339,095,791

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Cash Flows

	BlackRock Credit Allocation Income Trust (BTZ)
	Period from 11/01/19 to 12/31/19	Year Ended October 31, 2019

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$29,727,959	209,279,617
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	57,029,909	544,442,678
Purchases of long-term investments	(60,992,509)	(389,214,183)
Net proceeds from sales (purchases) of short-term securities	(4,114,934)	3,120,110
Amortization of premium and accretion of discount on investments and other fees	513,188	1,881,605
Premiums received from options written	3,207,194	6,174,930
Premiums paid on closing options written	(1,671,525)	(516,637)
Net realized (gain) loss on investments and options written	(38,514)	10,410,260
Net unrealized appreciation on investments, options written, swaps and foreign currency translations	(15,732,023)	(152,601,140)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	13,668	(9,275)
Dividends — unaffiliated	218,306	(209,825)
Interest — unaffiliated	(938,161)	2,154,895
Variation margin on futures contracts	870,219	252,438
Swap premiums paid	5,711	43,495
Prepaid expenses	(4,104)	79,353

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	50,000	270,000
Collateral — reverse repurchase agreements	708,641	2,941,436
Payables:
Investment advisory fees	1,061,362	(17,554)
Interest expense	2,022,667	(1,154,092)
Trustees’ and Officer’s fees	18,289	84,550
Variation margin on futures contracts	(631,094)	828,660
Variation margin on centrally cleared swaps	—	(992)
Other accrued expenses	(469,604)	637,141
Swap premiums received	—	(224,817)

Net cash provided by operating activities	10,854,645	238,652,653

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(17,719,824)	(85,428,548)
Payments on Common Shares redeemed	—	(13,027,870)
Net borrowing of reverse repurchase agreements	6,747,726	(145,467,241)

Net cash used for financing activities	(10,972,098)	(243,923,659)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$125	$1,163

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(117,328)	(5,269,843)
Restricted and unrestricted cash and foreign currency at beginning of period	609,230	5,879,073

Restricted and unrestricted cash and foreign currency at end of period	$491,902	$609,230

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$971	$18,494,410

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	804
Cash pledged:
Futures contracts	483,000	608,000
Foreign currency at value	8,902	426

	$491,902	$609,230

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	804	69,768
Cash pledged:
Futures contracts	608,000	3,774,000
Centrally cleared swaps	—	2,011,000
Foreign currency at value	426	24,305

	$609,230	$5,879,073

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

	BlackRock Floating Rate Income Trust (BGT)
	Period from 11/01/19 to 12/31/19	Year Ended October 31, 2019

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,693,597	8,959,718
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	36,243,725	275,159,564
Purchases of long-term investments	(45,980,476)	(244,123,208)
Net proceeds from sales (purchases) of short-term securities	753,734	(457,965)
Amortization of premium and accretion of discount on investments and other fees	(52,075)	(226,297)
Payment in-kind income	340,763	—
Net realized loss on investments	664,471	5,947,975
Net unrealized (appreciation) depreciation on investments, swaps and foreign currency translations	(6,697,058)	3,635,999

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	73	1,030
Interest — unaffiliated	10,228	293,464
Prepaid expenses	(666)	1,011

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	274,603	(25,415)
Interest expense	(10,695)	(87,223)
Trustees’ and Officer’s fees	4,457	30,200
Other accrued expenses	7,021	(110,941)
Other liabilities	352,473	—
Due to counterparty	—	(212,836)

Net cash provided by (used for) operating activities	(5,395,825)	48,785,076

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,554,463)	(18,975,103)
Payments for bank borrowings	(26,000,000)	(190,000,000)
Payments on redemption of Common Shares	(1,017,888)	(7,767,163)
Proceeds from bank borrowings	33,000,000	171,000,000

Net cash (provided by) used for financing activities	2,427,649	(45,742,266)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$57	$171

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(2,968,119)	3,042,981
Restricted and unrestricted cash and foreign currency at beginning of period	5,019,393	1,976,412

Restricted and unrestricted cash and foreign currency at end of period	$2,051,274	$5,019,393

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$515,397	$4,179,351

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	2,039,426	4,974,126
Foreign currency at value	11,848	45,267

	$2,051,274	$5,019,393

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	4,974,126	793,986
Foreign currency at value	45,267	1,182,426

	$5,019,393	$1,976,412

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BTZ
	Period from 11/01/19 to 12/31/19		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.94		$13.72	$14.88	$14.61	$14.33	$15.36

Net investment income(a)	0.13		0.79	0.81	0.81	0.88	0.96
Net realized and unrealized gain (loss)	0.15		1.25	(1.17)	0.30	0.32	(1.02)

Net increase (decrease) from investment operations	0.28		2.04	(0.36)	1.11	1.20	(0.06)

Distributions(b)
From net investment income	(0.23)		(0.79)	(0.80)	(0.79)	(0.86)	(0.91)
From return of capital	(0.02)		(0.03)	—	(0.05)	(0.06)	(0.06)

Total distributions	(0.25)		(0.82)	(0.80)	(0.84)	(0.92)	(0.97)

Net asset value, end of period	$14.97		$14.94	$13.72	$14.88	$14.61	$14.33

Market price, end of period	$13.98		$13.55	$11.72	$13.36	$12.87	$12.53

Total Return(c)
Based on net asset value	2.02	%(d)	16.17%	(1.72)%	8.53%	9.61%	0.48%

Based on market price	5.05	%(d)	23.34%	(6.49)%	10.62%	10.43%	(0.33)%

Ratios to Average Net Assets
Total expenses	1.68	%(e)(f)	2.26%	1.82%	1.23%	1.20%	1.16%

Total expenses after fees waived and/or reimbursed	1.68	%(e)(f)	2.25%	1.82%	1.23%	1.20%	1.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92	%(e)	1.08%	0.94%	0.87%	0.95%	0.97%

Net investment income	5.29	%(e)	5.57%	5.69%	5.53%	6.21%	6.40%

Supplemental Data
Net assets, end of period (000)	$1,554,828		$1,551,243	$1,439,954	$1,598,034	$1,579,170	$1,549,123

Borrowings outstanding, end of period (000)	$577,231		$568,461	$707,102	$477,822	$638,327	$685,716

Portfolio turnover rate	2%		18%	30%	25%	29%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.70%.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT
	Period from 11/01/19 to 12/31/19		Year Ended October 31,
			2019	2018	2017	2016	2015 (a)

Net asset value, beginning of period	$13.95		$14.33	$14.49	$14.41	$14.18	$14.57

Net investment income(b)	0.12		0.80	0.76	0.73	0.74	0.78
Net realized and unrealized gain (loss)	0.26		(0.37)	(0.21)	0.12	0.19	(0.36)

Net increase from investment operations	0.38		0.43	0.55	0.85	0.93	0.42

Distributions from net investment income(c)	(0.23)		(0.81)	(0.71)	(0.77)	(0.70)	(0.81)

Net asset value, end of period	$14.10		$13.95	$14.33	$14.49	$14.41	$14.18

Market price, end of period	$12.87		$12.42	$12.72	$14.31	$13.58	$12.77

Total Return(d)
Based on net asset value	2.89	%(e)	4.00%	4.25%	6.13%	7.27%	3.54%

Based on market price	5.48	%(e)	4.31%	(6.30)%	11.21%	12.25%	3.08%

Ratios to Average Net Assets(f)
Total expenses	2.11	%(g)(h)	2.41%	2.29%	1.92%	1.58%	1.55%

Total expenses after fees waived and/or reimbursed	2.11	%(g)(h)	2.41%	2.29%	1.92%	1.58%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.28	%(g)	1.16%	1.21%	1.20%	1.16%	1.19%

Net investment income	5.23	%(g)	5.68%	5.27%	5.02%	5.29%	5.37%

Supplemental Data
Net assets, end of period (000)	$323,708		$321,091	$339,096	$342,890	$340,944	$335,444

Borrowings outstanding, end of period (000)	$130,000		$123,000	$142,000	$150,000	$148,000	$104,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,490		$3,610	$3,389	$3,287	$3,304	$4,225

Portfolio turnover rate	6%		53%	57%	63%	47%	42%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19 to 12/31/19	Year Ended October 31,
		2019	2018	2017	2016	2015(a)
Investments in underlying funds	0.04%	0.04%	0.01%	—%	—%	—%

(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.21%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On September 5, 2019, the Board approved a change in the fiscal year-end of BTZ and BGT, effective as of December 31, 2019, from October 31 to December 31.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trust has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trust has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trust applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at October 31, 2019 are as follows:

BTZ	$1,937,098,557
BGT	467,742,520

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities the Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BGT	BCPE Empire Holdings, Inc.	$112,616	$112,616	$112,828	$212
	Bleriot US Bidco Inc.	109,787	108,688	110,747	2,059
	Connect Finco Sarl	3,542,189	3,473,642	3,556,570	82,928
	McDermott Technology Americas Inc.	259,062	258,342	263,984	5,642
	MED ParentCo LP	161,057	159,447	160,806	1,359

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the period ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the BTZ was $566,423,935 and 2.14%, respectively.

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$150,227,013	$(150,227,013)	$—	$—
BNP Paribas S.A.	77,268,976	(77,268,976)	—	—
Goldman Sachs & Co. LLC	771,187	(771,187)	—	—
J.P. Morgan Securities LLC	6,307,430	(6,307,430)	—	—
RBC Capital Markets LLC	342,656,345	(342,656,345)	—	—

	$577,230,951	$(577,230,951)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $621,949,558 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances,

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pays the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	BTZ		BGT
	Period from 11/01/19 to 12/31/19	Year Ended 10/31/19	Period from 11/01/19 to 12/31/19	Year Ended 10/31/19
Amounts waived	$1,322	$13,066	$133	$771

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. The amounts waived for BGT were as follows:

	BGT
	Period from 11/01/19 to 12/31/19	Year Ended 10/31/19
Amounts waived	$—	$125

Trustees and Officers: Certain trustees and/or officers of the directors are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	BTZ	BGT
Purchases	$50,361,261	$26,845,043
Sales	54,182,290	34,147,559

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2019 and period ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

		BTZ	BGT
Ordinary income	12/31/19	$23,997,745	$5,265,812
	10/31/19	82,221,384	18,989,845
	10/31/18	85,614,025	16,888,787

Return of capital	12/31/19	2,145,215	—
	10/31/19	3,261,831	—

Total	12/31/19	$26,142,960	$5,265,812

	10/31/19	$85,483,215	$18,989,845

	10/31/18	$85,614,025	$16,888,787

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT
Non-expiring capital loss carryforwards(a)	$(51,626,561)	$(16,422,605)
Net unrealized gains (losses)(b)	169,865,673	(2,057,527)

	$118,239,112	$(18,480,132)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Trustees and the classification of investments.

During the year ended December 31, 2019, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BTZ
Amount utilized	$221,417

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT
Tax cost	$1,943,835,780	$458,974,806

Gross unrealized appreciation	$199,072,758	$3,538,528
Gross unrealized depreciation	(19,600,093)	(4,498,722)

Net unrealized appreciation (depreciation)	$179,472,665	$(960,194)

9.	BANK BORROWINGS

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $168,000,000 for BGT.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the period ended December 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $122,426,230 and 2.47%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Trust’s ability to buy or sell bonds. As a result, the Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares: The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the period and years shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ		BGT
	Shares	Amount	Shares	Amount
Period ended December 31, 2019	—	$—	64,799	$810,222
Year ended October 31, 2019	1,057,409	12,507,349	649,075	7,974,829
Year ended October 31, 2018	2,489,141	30,991,477	—	—

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BTZ	$0.0839	$0.0839
BGT	0.0764	0.0764

(a)	Net investment income dividend paid on January 9, 2020 to shareholders of record on December 31, 2019.
(b)	Net investment income dividend declared on February 3, 2020, payable to shareholders of record on February 14, 2020.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BTZ conducted a tender offer to purchase for cash up to 10% of BTZ’s outstanding common shares of beneficial interest, at a price equal to 98% of the NAV per share, determined on the business day on which the Tender Offer expired (the “Valuation Date”).

The results of the tender offer for BTZ were as follows:

Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
January 2, 2020	February 3, 2020	41,241,878	40%	10,386,555	10.00%

(a)	Date the tender offer period began.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust, including the schedules of investments, as of December 31, 2019, the related statements of operations and cash flows for the period from November 1, 2019 through December 31, 2019 and for the year ended October 31, 2019, the statements of changes in net assets for the period from November 1, 2018 through December 31, 2019 and for each of the two years in the period ended October 31, 2019, the financial highlights for the period from November 1, 2019 through December 31, 2019 and for each of the five years in the period ended October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations and their cash flows for the period from November 1, 2019 through December 31, 2019 and for the year ended October 31, 2019, the changes in their net assets for the period from November 1, 2019 through December 31, 2019 and for each of the two years in the period ended October 31, 2019, and the financial highlights for the period from November 1, 2019 through December 31, 2019 and for each of the five years in the period ended October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Dates	BGT	BTZ
Qualified Dividend Income for Individuals(a)	November 2019 — December 2019	—	15.07%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	November 2019 — December 2019	—	11.79
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	November 2019	77.84	61.54
	December 2019	77.96	61.54
	January 2020	77.96	—

(a)	The Trusts hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	61

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

On July 29, 2019, the Board approved the elimination of BTZ’s non-fundamental policy limiting investments in illiquid securities to 10% of BTZ’s managed assets. As a result, BTZ may invest without limit in illiquid securities. Effective February 8, 2019, BTZ changed its non-fundamental investment policy with respect to investments in non-U.S. securities. Under its new non-fundamental policy, under normal market conditions, up to 50% of BTZ’s Managed Assets may be invested in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts.

As of the date of this report, the portfolio managers of BGT are James E. Keenan, David Delbos, Mitchell S. Garfin, Carly Wilson and Abigail Apistolas.

Except as noted above, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	65

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krone

USD	U.S. Dollar

Portfolio Abbreviations

ALL	Albanian Lek

ARB	Airport Revenue Bonds

CR	Custodian Receipt

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	67

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-12/19-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 10/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 10/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 10/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 10/31/19
BlackRock Floating Rate Income Trust	$61,904	$72,828	$0	$0	$7,250	$14,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 10/31/19
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,050,500	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the two months ended December 31, 2019.

4 Non-audit fees of $2,050,500 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/19[1]	Previous Fiscal Year End 10/31/19
BlackRock Floating Rate Income Trust	$7,250	$14,500

1The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the two months ended December 31, 2019.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End 12/31/19[1]	Previous Fiscal Year End 10/31/19
$2,050,500	$2,050,500

1The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the two months ended December 31, 2019.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised James E. Keenan, Managing Director at BlackRock, David Delbos, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock, Carly Wilson, Managing Director at BlackRock and Abigail Apistolas, Vice President at Blackrock. Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s management team since 2007. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas have been members of the Fund’s management team since 2018.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell S. Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Apistolas	Vice President of BlackRock, Inc. since 2019; Associate of BlackRock, Inc. from 2016 to 2018; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	19	31	15	0	10	13
	$31.91 Billion	$15.26 Billion	$7.21 Billion	$0	$8.78 Billion	$7.16 Billion
David Delbos	20	12	30	0	3	29
	$30.86 Billion	$12.25 Billion	$12.29 Billion	$0	$6.31 Billion	$12.27 Billion
Mitchell S. Garfin	20	19	30	0	3	30
	$33.89 Billion	$12.57 Billion	$12.37 Billion	$0	$6.31 Billion	$12.37 Billion
Carly Wilson	8	15	4	0	4	3
	$8.32 Billion	$3.39 Billion	$286.5 Million	$0	$1.83 Billion	$249.3 Million
Abigail Apistolas	10	11	8	0	5	7
	$8.34 Billion	$3.42 Billion	$1.05 Billion	$0	$1.94 Billion	$914.5 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Delbos and Garfin and Mses. Wilson and Apistolas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
James Keenan David Delbos Mitchell S. Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Carly Wilson	A combination of market-based indices (e.g. ICE BofAML 3-Month U.S. Treasury Bill Index).
Abigail Apistolas	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

  (a)(4) Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	$100,001 - $500,000
David Delbos	None
Mitchell S. Garfin	None
Carly Wilson	None
Abigail Apistolas	None

  (b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1-30, 2019	64,799	$12.4936	64,799	515,307
December 1-31, 2019	0	$0	0	1,147,657
Total:	64,799	$12.4936	64,799	1,147,657

1On September 7, 2018, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. On September 5, 2019, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies -- Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Trust

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Trust

Date: March 6, 2020